This is filed pursuant to Rule 497(c).

AB Cap Fund, Inc.
File No. 002-29901

AB Core Opportunities Fund, Inc.
File No. 333-90261

AB Equity Income Fund, Inc.
File No. 033-66630

AB Global Real Estate Investment Fund, Inc.
File No. 333-08153

AB Global Risk Allocation Fund, Inc.
File No. 002-10988

AB Relative Value Fund, Inc.
File No. 002-11023

AB Trust
File No. 333-51938

[A/B]
[LOGO]/R/
PROSPECTUS  |  FEBRUARY 28, 2018

(Shares Offered--Exchange Ticker Symbol)

    AB Value Fund                                                   AB Core Opportunities Fund
    (Class A-ABVAX; Class B-ABVBX; Class C-ABVCX;                   (Class A-ADGAX; Class B-ADGBX; Class C-ADGCX;
     Advisor Class-ABVYX; Class R-ABVRX;                             Advisor Class-ADGYX; Class R-ADGRX;
     Class K-ABVKX; Class I-ABVIX)                                   Class K-ADGKX; Class I-ADGIX; Class Z-ADGZX)

    AB Discovery Value Fund                                         AB Global Risk Allocation Fund
    (Class A-ABASX; Class B-ABBSX; Class C-ABCSX;                   (Class A-CABNX; Class B-CABBX; Class C-CBACX;
     Advisor Class-ABYSX; Class R-ABSRX;                             Advisor Class-CBSYX; Class R-CBSRX;
     Class K-ABSKX; Class I-ABSIX; Class Z-ABSZX)                    Class K-CBSKX; Class I-CABIX)

    AB Relative Value Fund                                          AB Small Cap Value Portfolio
    (Class A-CABDX; Class B-CBBDX; Class C-CBBCX;                   (Class A-SCAVX; Class C-SCCVX; Advisor Class-SCYVX)
     Advisor Class-CBBYX; Class R-CBBRX;
     Class K-CBBKX; Class I-CBBIX; Class Z-CBBZX)

    AB Equity Income Fund                                           AB All Market Income Portfolio
    (Class A-AUIAX; Class B-AUIBX; Class C-AUICX;                   (Class A-MRKAX; Class C-MRKCX; Advisor Class-MRKYX)
     Advisor Class-AUIYX; Class R-AUIRX;
     Class K-AUIKX; Class I-AUIIX; Class Z-AUIZX)

    AB Global Real Estate Investment Fund                           AB Asia ex-Japan Equity Portfolio
    (Class A-AREAX; Class B-AREBX; Class C-ARECX;                   (Class A-AXJAX; Class C-AXJCX; Advisor Class-AXJYX)
     Advisor Class-ARSYX; Class R-ARRRX;
     Class K-ARRKX; Class I-AEEIX)

    AB International Value Fund
    (Class A-ABIAX; Class B-ABIBX; Class C-ABICX;
     Advisor Class-ABIYX; Class R-AIVRX;
     Class K-AIVKX; Class I-AIVIX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                               Page
SUMMARY INFORMATION...........................................   4

  AB VALUE FUND...............................................   4

  AB DISCOVERY VALUE FUND.....................................   8

  AB RELATIVE VALUE FUND......................................  13

  AB EQUITY INCOME FUND.......................................  17

  AB GLOBAL REAL ESTATE INVESTMENT FUND.......................  21

  AB INTERNATIONAL VALUE FUND.................................  26

  AB CORE OPPORTUNITIES FUND..................................  30

  AB GLOBAL RISK ALLOCATION FUND..............................  34

  AB SMALL CAP VALUE PORTFOLIO................................  40

  AB ALL MARKET INCOME PORTFOLIO..............................  44

  AB ASIA EX-JAPAN EQUITY PORTFOLIO...........................  48

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  53

INVESTING IN THE FUNDS........................................  66

  How to Buy Shares...........................................  66

  The Different Share Class Expenses..........................  67

  Sales Charge Reduction Programs for Class A Shares..........  69

  CDSC Waivers and Other Programs.............................  70

  Choosing a Share Class......................................  71

  Payments to Financial Advisors and Their Firms..............  71

  How to Exchange Shares......................................  72

  How to Sell or Redeem Shares................................  73

  Frequent Purchases and Redemptions of Fund Shares...........  73

  How the Funds Value Their Shares............................  75

MANAGEMENT OF THE FUNDS.......................................  76

DIVIDENDS, DISTRIBUTIONS AND TAXES............................  81

GENERAL INFORMATION...........................................  83

GLOSSARY......................................................  84

FINANCIAL HIGHLIGHTS..........................................  85

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                          CLASS B SHARES                                CLASS
                                                             CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                             SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           4.25%           None            None         None         None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                           None(a)         4.00%(b)        1.00%(c)     None         None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None            None            None         None         None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                            .55%     .55%    .55%      .55%        .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees   .25%    1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
  Transfer Agent                           .06%     .10%    .07%      .06%        .24%    .20%   .02%
  Other Expenses                           .12%     .12%    .12%      .12%        .12%    .12%   .12%
                                           ----    -----   -----      ----       -----   -----   ----
Total Other Expenses                       .18%     .22%    .19%      .18%        .36%    .32%   .14%
                                           ----    -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses       .98%    1.77%   1.74%      .73%       1.41%   1.12%   .69%
                                           ====    =====   =====      ====       =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  521  $  580  $  277      $ 75      $  144  $  114   $ 70
After 3 Years   $  724  $  757  $  548      $233      $  446  $  356   $221
After 5 Years   $  944  $  959  $  944      $406      $  771  $  617   $384
After 10 Years  $1,575  $1,875  $2,052      $906      $1,691  $1,363   $859
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  180  $  177
After 3 Years                                                   $  557  $  548
After 5 Years                                                   $  959  $  944
After 10 Years                                                  $1,875  $2,052
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08      09      10      11      12      13      14      15       16       17
------   -----   -----   -----   -----   -----   -----   -----   ------   ------
-41.88%  19.06%  11.39%  -4.00%  14.86%  35.71%  11.57%  -7.66%  10.96%   13.39%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 18.19%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           8.56% 11.00%   3.65%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                           8.30% 10.68%   3.35%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   5.06%  8.72%   2.83%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           9.32% 11.93%   4.02%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          11.52% 11.16%   3.33%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          13.71% 12.29%   4.39%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          12.93% 11.53%   3.73%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          13.26% 11.86%   4.04%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          13.73% 12.33%   4.47%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                         13.66% 14.04%   7.10%
---------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Cem Inal        Since 2016         Senior Vice President of the Adviser

Joseph G. Paul  Since 2009         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB DISCOVERY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None           None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None           None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None           None
-------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------
Management Fees                             .74%    .74%    .74%      .74%        .74%    .74%   .74%    .74%
Distribution and/or Service (12b-1) Fees    .25%   1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
  Transfer Agent                            .11%    .14%    .11%      .11%        .26%    .20%   .09%    .02%
  Other Expenses                            .03%    .03%    .02%      .03%        .03%    .03%   .03%    .03%
                                           -----   -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                        .14%    .17%    .13%      .14%        .29%    .23%   .12%    .05%
                                           -----   -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses       1.13%   1.91%   1.87%      .88%       1.53%   1.22%   .86%    .79%
                                           =====   =====   =====      ====       =====   =====   ====    ====
---------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  535  $  594  $  290     $   90     $  156  $  124  $   88   $ 81
After 3 Years   $  769  $  800  $  588     $  281     $  483  $  387  $  274   $252
After 5 Years   $1,021  $1,032  $1,011     $  488     $  834  $  670  $  477   $439
After 10 Years  $1,741  $2,030  $2,190     $1,084     $1,824  $1,477  $1,061   $978
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  194  $  190
After 3 Years                                                   $  600  $  588
After 5 Years                                                   $1,032  $1,011
After 10 Years                                                  $2,030  $2,190
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2017, the capitalization ranges of companies in the Russell 2500(R) Value Index ranged from approximately $22.7 million to $13.8 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08      09      10      11      12      13      14      15       16       17
------   -----   -----   -----   -----   -----   -----   -----   ------   ------
-34.56%  41.81%  26.51%  -8.40%  18.06%  37.22%  8.61%   -5.89%  24.38%   12.71%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.46%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           7.90% 13.49%    9.10%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                           6.30% 11.37%    7.85%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   5.72% 10.35%    7.18%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           8.56% 14.39%    9.47%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          10.85% 13.65%    8.80%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          12.98% 14.80%    9.89%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          12.25% 14.07%    9.27%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          12.59% 14.42%    9.57%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          13.00% 14.82%    9.92%
---------------------------------------------------------------------------------------------------
Class Z**      Return Before Taxes                                          13.08% 14.92%   10.04%
---------------------------------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses or taxes)                         10.36% 13.27%    8.82%
---------------------------------------------------------------------------------------------------
Russell 2500(TM) Index/#/
(reflects no deduction for fees, expenses or taxes)                         16.81% 14.33%    9.22%
---------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Class Z shares is 10/15/13. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.

/#/ The information in the Russell 2500(TM) Index shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor  Since 2005         Senior Vice President of the Adviser

Shri Singhvi        Since 2014         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB RELATIVE VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                CLASS B SHARES                                CLASS
                                    CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS R, K, I, AND Z
                                    SHARES    TO NEW INVESTORS)    SHARES      SHARES         SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price) 4.25%          None            None         None           None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as a percentage of offering price
or redemption proceeds, whichever
is lower)                           None(a)        4.00%(b)        1.00%(c)     None           None
--------------------------------------------------------------------------------------------------------
Exchange Fee                        None           None            None         None           None
--------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .55%    .55%    .55%       .55%       .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .13%    .16%    .14%       .13%       .23%    .18%    .11%    .02%
  Other Expenses                                         .05%    .05%    .05%       .05%       .05%    .05%    .05%    .05%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .18%    .21%    .19%       .18%       .28%    .23%    .16%    .07%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .03%    .03%    .03%       .03%       .03%    .03%    .03%    .03%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.01%   1.79%   1.77%       .76%      1.36%   1.06%    .74%    .65%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.11)%  (.14)%  (.12)%     (.11)%     (.21)%  (.16)%  (.09)%  (.03)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                            .90%   1.65%   1.65%       .65%      1.15%    .90%    .65%    .62%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)The fee waiver and/or expense reimbursement agreement will remain in effect until February 28, 2019 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waivers and/or expense limitations are in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  513  $  568  $  268      $ 66      $  117  $   92   $ 66    $ 63
After 3 Years   $  722  $  750  $  546      $232      $  410  $  321   $228    $205
After 5 Years   $  949  $  957  $  948      $412      $  725  $  569   $403    $359
After 10 Years  $1,599  $1,888  $2,074      $932      $1,617  $1,280   $910    $808
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  168  $  168
After 3 Years                                                     $  550  $  546
After 5 Years                                                     $  957  $  948
After 10 Years                                                    $1,888  $2,074
---------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08      09      10      11      12      13      14      15       16       17
------   -----   -----   -----   -----   -----   -----   -----   ------   ------
-40.76%  20.93%  13.13%  5.58%   17.53%  34.28%  8.84%   1.18%   11.15%   18.72%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 14.29%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.01%, 4TH QUARTER, 2008.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          13.60% 13.31%   6.51%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          10.21% 11.70%   5.65%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.88% 10.43%   5.11%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          13.71% 13.48%   6.31%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          16.81% 13.50%   6.19%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          19.06% 14.62%   7.26%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          18.29% 14.02%   6.72%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          18.65% 14.38%   7.04%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          19.08% 14.68%   7.38%
---------------------------------------------------------------------------------------------------
Class Z***     Return Before Taxes                                          19.15% 14.74%   7.45%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deductions for fees, expenses or taxes)                        13.66% 14.04%   7.10%
---------------------------------------------------------------------------------------------------

* Includes the impact of proceeds of a distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended December 31, 2017, by 0.12%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Class Z shares is 10/15/13. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                                      LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------------------------------------
Frank V. Caruso                               Since 2004         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None           None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None           None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None           None
-------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------
Management Fees                            .55%     .55%    .55%      .55%        .55%    .55%   .55%    .55%
Distribution and/or Service (12b-1) Fees   .25%    1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
  Transfer Agent                           .10%     .10%    .10%      .10%        .26%    .20%   .12%    .02%
  Other Expenses                           .09%     .09%    .09%      .09%        .09%    .09%   .09%    .09%
                                           ----    -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                       .19%     .19%    .19%      .19%        .35%    .29%   .21%    .11%
                                           ----    -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses       .99%    1.74%   1.74%      .74%       1.40%   1.09%   .76%    .66%
                                           ====    =====   =====      ====       =====   =====   ====    ====
---------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  522  $  577  $  277      $ 76      $  142  $  111   $ 78    $ 67
After 3 Years   $  727  $  748  $  548      $237      $  440  $  347   $243    $211
After 5 Years   $  949  $  944  $  944      $411      $  761  $  607   $422    $368
After 10 Years  $1,586  $1,853  $2,052      $918      $1,669  $1,329   $942    $822
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  177  $  177
After 3 Years                                                     $  548  $  548
After 5 Years                                                     $  944  $  944
After 10 Years                                                    $1,853  $2,052
---------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that the Adviser determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund's portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe drawn primarily from the S&P 500 Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser's research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

EFFECTIVE SEPTEMBER 1, 2010, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN UTILITY INCOME FUND TO ALLIANCEBERNSTEIN EQUITY INCOME FUND (CURRENTLY NAMED AB EQUITY INCOME FUND), ELIMINATED ITS POLICY TO INVEST AT LEAST 80% OF ITS ASSETS IN COMPANIES IN THE UTILITIES INDUSTRY, AND ADOPTED ITS CURRENT INVESTMENT STRATEGY. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT TEAM WAS CHANGED. THE PERFORMANCE INFORMATION SHOWN BELOW FOR PERIODS PRIOR TO THE IMPLEMENTATION OF THESE CHANGES MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS CURRENT POLICIES.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08       09      10     11      12      13      14      15      16      17
-------  ------  ------  -----  ------  ------  ------  ------  ------  ------
-34.54%  16.35%  18.28%  3.46%  13.66%  27.67%  10.00%  -3.89%  11.28%  17.22%


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.86%, 3RD QUARTER, 2010; AND WORST QUARTER WAS DOWN -21.61%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          12.23% 11.01%   5.97%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          10.63%  9.07%   4.78%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   8.17%  8.32%   4.54%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          12.35% 11.16%   5.80%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          15.31% 11.17%   5.67%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          17.50% 12.29%   6.74%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          16.73% 11.58%   6.11%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          17.07% 11.92%   6.43%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          17.45% 12.28%   6.77%
---------------------------------------------------------------------------------------------------
Class Z**      Return Before Taxes                                          17.57% 12.40%   6.86%
---------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                         21.83% 15.79%   8.50%
---------------------------------------------------------------------------------------------------

* After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Class Z shares is 10/15/13. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE    TITLE
--------------------------------------------------------------------------
Cem Inal        Since February 2018  Senior Vice President of the Adviser

Joseph G. Paul  Since 2010           Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES                               CLASS
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS R, K, AND I
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES       SHARES
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                4.25%          None            None         None         None
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                      None(a)        4.00%(b)        1.00%(c)     None         None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None           None            None         None         None
--------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------
Management Fees                                 .55%    .55%    .55%       .55%       .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees        .25%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
 Transfer Agent                                 .17%    .22%    .18%       .18%       .20%    .19%   .07%
 Other Expenses                                 .36%    .36%    .35%       .36%       .36%    .36%   .36%
                                               -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                            .53%    .58%    .53%       .54%       .56%    .55%   .43%
                                               -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses           1.33%   2.13%   2.08%      1.09%      1.61%   1.35%   .98%
                                               =====   =====   =====      =====      =====   =====   ====
-----------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  555  $  616  $  311     $  111     $  164  $  137  $  100
After 3 Years   $  829  $  867  $  652     $  347     $  508  $  428  $  312
After 5 Years   $1,123  $1,144  $1,119     $  601     $  876  $  739  $  542
After 10 Years  $1,958  $2,258  $2,410     $1,329     $1,911  $1,624  $1,201
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  216  $  211
After 3 Years                                                   $  667  $  652
After 5 Years                                                   $1,144  $1,119
After 10 Years                                                  $2,258  $2,410
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund's investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser's research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. MORTGAGE-RELATED AND/OR OTHER ASSET-BACKED SECURITIES RISK: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08       09      10      11      12     13      14      15     16      17
-------  ------  ------  ------  ------  -----  ------  ------  -----  ------
-45.96%  34.97%  18.29%  -8.10%  29.15%  5.70%  13.65%  -0.26%  2.83%  13.42%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 28.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -30.85%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                                         1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                         8.57%  6.00%   3.20%
                              --------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions                                         5.83%  4.28%   1.75%
                              --------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions and Sale of Fund Shares                 4.91%  3.86%   1.84%
--------------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                         8.51%  6.08%   2.98%
--------------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                        11.57%  6.13%   2.89%
--------------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                        13.66%  7.19%   3.94%
--------------------------------------------------------------------------------------------------------------------------------
Class R                       Return Before Taxes                                                        13.10%  6.61%   3.40%
--------------------------------------------------------------------------------------------------------------------------------
Class K                       Return Before Taxes                                                        13.43%  6.93%   3.72%
--------------------------------------------------------------------------------------------------------------------------------
Class I                       Return Before Taxes                                                        13.83%  7.29%   4.07%
--------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)**
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                       22.40% 11.64%   5.03%
--------------------------------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index**
(reflects no deduction for fees, expenses or taxes)                                                       8.67%  9.83%   7.77%
--------------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Real Estate Index (net)***
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                       10.36%  6.32%   3.28%
--------------------------------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index provides more information about the performance of REITs in the U.S.

***The FTSE EPRA/NAREIT Developed Real Estate Index provides more information about the performance of REITs in global markets. Performance returns for the FTSE EPRA/NAREIT Developed Real Estate Index (net) are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco  Since 2012         Senior Vice President of the Adviser

Ajit D. Ketkar  Since 2017         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None         None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None         None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None         None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .25%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .25%    .31%    .27%       .25%       .26%    .20%   .02%
  Other Expenses                            .21%    .21%    .21%       .21%       .21%    .21%   .20%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .46%    .52%    .48%       .46%       .47%    .41%   .22%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.46%   2.27%   2.23%      1.21%      1.72%   1.41%   .97%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  567  $  630  $  326     $  123     $  175  $  144  $   99
After 3 Years   $  867  $  909  $  697     $  384     $  542  $  446  $  309
After 5 Years   $1,189  $1,215  $1,195     $  665     $  933  $  771  $  536
After 10 Years  $2,097  $2,402  $2,565     $1,466     $2,030  $1,691  $1,190
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  230  $  226
After 3 Years                                                     $  709  $  697
After 5 Years                                                     $1,215  $1,195
After 10 Years                                                    $2,402  $2,565
---------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08       09     10       11      12      13      14     15      16      17
-------  ------  -----  -------  ------  ------  ------  -----  ------  ------
-53.54%  34.22%  3.38%  -20.20%  14.20%  22.06%  -6.56%  2.52%  -0.97%  24.83%


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 26.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.57%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*       Return Before Taxes                      19.51%  6.72%   -2.04%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      19.22%  6.14%   -2.37%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      11.70%  5.19%   -1.43%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      19.82%  6.84%   -2.22%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      22.93%  6.87%   -2.34%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      25.20%  7.95%   -1.34%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                      24.49%  7.40%   -1.84%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                      24.96%  7.74%   -1.53%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                      25.36%  8.20%   -1.14%
-------------------------------------------------------------------------------
MSCI EAFE Index (net)
(reflects no deduction for fees, expenses, or taxes
except the reinvestment of dividends net of U.S.
withholding taxes)                                      25.03%  7.90%    1.94%
-------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE    LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------
Tawhid Ali  Since 2016         Senior Vice President of the Adviser

Takeo Aso   Since 2012         Senior Vice President of the Adviser

Avi Lavi    Since 2012         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES                                 CLASS
                                                  CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I, AND Z
                                                  SHARES     TO NEW INVESTORS)    SHARES       SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                4.25%           None            None         None           None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                      None(a)         4.00%(b)        1.00%(c)     None           None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None            None            None         None           None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .55%    .55%    .55%       .55%       .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .12%    .16%    .12%       .12%       .20%    .19%    .10%    .02%
  Other Expenses                                         .21%    .21%    .21%       .21%       .21%    .21%    .21%    .21%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .33%    .37%    .33%       .33%       .41%    .40%    .31%    .23%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .04%    .04%    .04%       .04%       .04%    .04%    .04%    .04%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.17%   1.96%   1.92%       .92%      1.50%   1.24%    .90%    .82%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.03)%  (.03)%  (.03)%     (.03)%     (.09)%  (.09)%  (.03)%  (.03)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                           1.14%   1.93%   1.89%       .89%      1.41%   1.15%    .87%    .79%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)The fee waiver and/or expense reimbursement agreement will remain in effect until February 28, 2019 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waivers and/or expense limitations are in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  536  $  596  $  292     $   91     $  144  $  117  $   89  $   81
After 3 Years   $  778  $  812  $  600     $  290     $  465  $  385  $  284  $  259
After 5 Years   $1,039  $1,054  $1,034     $  506     $  810  $  672  $  496  $  452
After 10 Years  $1,782  $2,078  $2,241     $1,129     $1,783  $1,492  $1,105  $1,011
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  196  $  192
After 3 Years                                                     $  612  $  600
After 5 Years                                                     $1,054  $1,034
After 10 Years                                                    $2,078  $2,241
---------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. CAPITALIZATION RISK: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08       09      10     11      12      13      14     15     16      17
-------  ------  ------  -----  ------  ------  ------  -----  -----  ------
-38.17%  22.66%  15.56%  5.04%  15.63%  33.26%  12.53%  5.36%  7.96%  22.53%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 14.55%, 3RD QUARTER, 2010; AND WORST QUARTER WAS DOWN -23.36%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                          17.30% 14.88%   7.85%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          13.98% 12.87%   6.89%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares  11.55% 11.60%   6.21%
-----------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                          18.35% 15.64%   8.08%
-----------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                          20.67% 15.07%   7.56%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                          22.88% 16.20%   8.64%
-----------------------------------------------------------------------------------------------------
Class R          Return Before Taxes                                          22.26% 15.64%   8.12%
-----------------------------------------------------------------------------------------------------
Class K          Return Before Taxes                                          22.51% 15.92%   8.39%
-----------------------------------------------------------------------------------------------------
Class I          Return Before Taxes                                          22.97% 16.26%   8.72%
-----------------------------------------------------------------------------------------------------
Class Z**        Return Before Taxes                                          23.05% 16.28%   8.67%
-----------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                           21.83% 15.79%   8.50%
-----------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index/#
/(reflects no deduction for fees, expenses or taxes)                          13.66% 14.04%   7.10%
-----------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates: 3/31/10 for Advisor Class shares and 10/15/13 for Class Z shares. Performance information for periods prior to the inception of Advisor Class and Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratios of Advisor Class and Class Z shares, respectively.

# The information in the Russell 1000(R) Value Index shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso  Since 1999         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB GLOBAL RISK ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None         None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None         None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None         None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .57%    .57%    .57%       .57%       .57%    .57%    .57%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .17%    .22%    .18%       .17%       .26%    .20%    .07%
  Other Expenses                                                .31%    .31%    .31%       .31%       .31%    .31%    .31%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .48%    .53%    .49%       .48%       .57%    .51%    .38%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .02%    .02%    .02%       .02%       .02%    .02%    .02%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.32%   2.12%   2.08%      1.07%      1.66%   1.35%    .97%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.31%   2.11%   2.07%      1.06%      1.65%   1.34%    .96%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  553  $  614  $  310     $  108     $  168  $  136  $   98
After 3 Years   $  825  $  863  $  651     $  339     $  522  $  427  $  308
After 5 Years   $1,117  $1,138  $1,118     $  589     $  901  $  738  $  535
After 10 Years  $1,947  $2,247  $2,410     $1,305     $1,965  $1,623  $1,189
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                  CLASS B CLASS C
---------------------------------------------------------------------------------
After 1 Year                                                      $  214  $  210
After 3 Years                                                     $  663  $  651
After 5 Years                                                     $1,138  $1,118
After 10 Years                                                    $2,247  $2,410
---------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside ("tail") events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund's asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

.. equity/credit--equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

.. fixed-income--fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

..  inflation-sensitive--global inflation-indexed securities (including Treasury
   Inflation Protected Securities) and commodity-related instruments and derivatives (including commodity futures).

The Fund's investments within each asset class are generally index-based--typically, portfolios of individual securities, derivatives or exchange-traded funds ("ETFs") intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund's investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch"), which are commonly known as "junk bonds"). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund's investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund's exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund's exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund's assets may be held in cash or invested in cash equivalents to cover the Fund's derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund's aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund's currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. ALLOCATION RISK: The allocation of investments among asset classes may have a significant effect on the Fund's net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. SUBSIDIARY RISK: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund's ability to gain exposure to commodities investments through investments in the Subsidiary.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

EFFECTIVE OCTOBER 8, 2012, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN BALANCED SHARES TO ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND (CURRENTLY NAMED AB GLOBAL RISK ALLOCATION FUND), ELIMINATED ITS NON-FUNDAMENTAL POLICIES THAT THE FUND'S INVESTMENTS WILL NORMALLY CONSIST OF ABOUT 60% IN STOCKS AND ABOUT 40% IN FIXED-INCOME SECURITIES AND THAT FIXED-INCOME SECURITIES WILL NOT NORMALLY EXCEED 60% OF THE FUND'S INVESTMENTS, AND MADE CERTAIN MATERIAL
CHANGES TO ITS INVESTMENT STRATEGY, INCLUDING ADOPTION OF A GLOBAL RATHER THAN
A U.S. FOCUS. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT TEAM WAS CHANGED.
THE PERFORMANCE INFORMATION SHOWN BELOW FOR PERIODS PRIOR TO IMPLEMENTATION OF THESE CHANGES MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS CURRENT POLICIES. THE INDEX PERFORMANCE INFORMATION SHOWN BELOW IS INTENDED TO PROVIDE APPROPRIATE COMPARISONS TO THE FUND PERFORMANCE SHOWN BELOW.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                      [CHART]


   08       09      10      11       12      13      14      15     16      17
-------   ------  ------   -----   ------  ------   -----  ------  -----  ------
-29.06%   19.12%  11.59%   6.38%   15.94%  -0.07%   7.35%  -3.68%  7.21%  11.79%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 11.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -13.42%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           7.05%  3.47%   3.27%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                           5.73%  1.90%   2.18%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   4.10%  2.07%   2.26%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           6.89%  3.56%   3.08%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           9.94%  3.59%   2.96%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          12.06%  4.64%   4.00%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          11.37%  4.02%   3.40%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          11.70%  4.34%   3.72%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          12.15%  4.79%   4.16%
---------------------------------------------------------------------------------------------------
MSCI World Index
(reflects no deduction for fees, expenses or taxes)                         22.40% 11.64%   5.03%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index**
(reflects no deduction for fees, expenses or taxes)                          7.39%  0.79%   3.09%
---------------------------------------------------------------------------------------------------
60% MSCI World Index/40% Bloomberg Barclays Global Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)**                       16.20%  7.30%   4.54%
---------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** The information in Bloomberg Barclays Global Aggregate Bond Index and the composite index information is intended to show how the Fund's performance compares with indexes of securities similar to those in which the Fund invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy  Since 2016         Senior Vice President of the Adviser

Leon Zhu         Since 2012         Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .80%    .80%       .80%
Distribution and/or Service (12b-1) Fees                                              .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .01%    .10%       .01%
  Other Expenses                                                                      .19%    .17%       .19%
                                                                                    ------  ------     ------
Total Other Expenses                                                                  .20%    .27%       .20%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses                                                 1.25%   2.07%      1.00%
                                                                                    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)                                          (.00)%  (.07)%     (.00)%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.25%   2.00%      1.00%
                                                                                    ======  ======     ======
-----------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 28, 2019 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.25%, 2.00% and 1.00% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until February 28, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through December 2, 2015 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             CLASS A CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------
After 1 Year                                                 $  547  $  303*    $  102
After 3 Years                                                $  805  $  642     $  318
After 5 Years                                                $1,082  $1,107     $  552
After 10 Years                                               $1,872  $2,394     $1,225
------------------------------------------------------------------------------------------

* If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000(R) Value Index and the greater of $2.5 billion or the largest company in the Russell 2000(R) Value Index. As of December 31, 2017, the market capitalization range of the Russell 2000(R) Value Index was between $22.7 million and $8.9 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser looks for companies with attractive valuation (for example, with low price to book value ratios) and compelling quality factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the Fund. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the companies in the small-capitalization universe as defined above.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company is projected to generate five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Adviser generally sells a security when it no longer meets appropriate valuation criteria, although sales may be delayed when return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Adviser to dispose of the security.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000(R) Value Index by favoring promising securities that offer the best balance between return and targeted risk.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


 08      09      10      11      12      13      14       15        16      17
----    ----    ----    ----    ----    ----    ----    ------    ------   -----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a    -2.30%    29.49%   8.71%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.09%, 4TH QUARTER, 2016; AND WORST QUARTER WAS DOWN -9.42%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                      SINCE
                                                                            1 YEAR INCEPTION**
----------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          4.10%    10.47%
               -------------------------------------------------------------------------------
               Return After Taxes on Distributions                          2.70%     9.86%
               -------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  3.37%     8.11%
----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          6.88%    11.17%
----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          8.97%    12.31%
----------------------------------------------------------------------------------------------
Russell 2000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                         7.84%    10.06%
----------------------------------------------------------------------------------------------

* After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for all classes is 12/3/14.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor  Since 2014         Senior Vice President of the Adviser

Shri Singhvi        Since 2014         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB ALL MARKET INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek current income with consideration of capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees(c)                                                                    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                              .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .04%    .05%       .04%
  Other Expenses                                                                      .77%    .88%       .82%
                                                                                    ------  ------     ------
Total Other Expenses                                                                  .81%    .93%       .86%
                                                                                    ------  ------     ------
Acquired Fund Fees and Expenses                                                       .22%    .22%       .22%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses                                                 1.83%   2.70%      1.63%
                                                                                    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(d)                                          (.62)%  (.74)%     (.67)%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.21%   1.96%       .96%
                                                                                    ======  ======     ======
-----------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Restated to reflect current management fee effective August 28, 2017.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 28, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .99%, 1.74% and .74% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until February 28, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through May 10, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the expense limitations. In addition, the Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2019 in an amount equal to the Fund's share of all fees and expenses of any AB Mutual Funds in which the Fund invests. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waivers and/or expense limitations are in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             CLASS A CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------
After 1 Year                                                 $  543  $  299*    $   98
After 3 Years                                                $  918  $  768     $  449
After 5 Years                                                $1,318  $1,364     $  823
After 10 Years                                               $2,433  $2,978     $1,876
------------------------------------------------------------------------------------------

* If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser will allocate the Fund's investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as "junk bonds"), preferred stocks, and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund's investment exposure utilizing the Adviser's Dynamic Asset Allocation ("DAA") approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds ("ETFs").

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund's foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS
.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. SHORT SALE RISK: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund's investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. LIQUIDITY RISK: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


 08      09      10      11      12      13      14       15       16       17
----    ----    ----    ----    ----    ----    ----    ------   ------   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a    -1.18%   11.65%   10.89%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 4.66%, 2ND QUARTER, 2016; AND WORST QUARTER WAS DOWN -3.38%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                          SINCE
                                                                            1 YEAR     INCEPTION**
--------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           6.16%        5.69%
               ---------------------------------------------------------------------------------
               Return After Taxes on Distributions                           3.35%        3.35%
               ---------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   3.68%        3.47%
--------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           9.09%        6.42%
--------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          11.21%        7.49%
--------------------------------------------------------------------------------------------------
MSCI ACWI (net)
(reflects no deduction for fees, expenses or taxes)                         23.97%        9.34%
--------------------------------------------------------------------------------------------------
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)***
(reflects no deduction for fees, expenses, or taxes)                         3.04%        2.77%
--------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for all Classes is 12/18/14.

***The information in the Bloomberg Barclays Global Aggregate Bond Index (USD
   Hedged) shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Morgan C. Harting  Since 2015         Senior Vice President of the Adviser

Daniel J. Loewy    Since 2014         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

AB ASIA EX-JAPAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

AT A RECENT MEETING, THE FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSED LIQUIDATION AND TERMINATION OF THE FUND (THE "LIQUIDATION"). IN CONNECTION WITH THE LIQUIDATION, THE FUND HAS SUSPENDED MOST SALES OF ITS SHARES AND EXCHANGES INTO THE FUND. IN LIMITED CIRCUMSTANCES, SUCH AS SALES TO CERTAIN RETIREMENT PLANS AND SALES MADE THROUGH RETAIL OMNIBUS PLATFORMS, THE FUND WILL CONTINUE TO OFFER ITS SHARES, ALTHOUGH WITHOUT AN INITIAL SALES CHARGE. IN ADDITION, THE FUND HAS SUSPENDED DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES AND WAIVED CONTINGENT DEFERRED SALES CHARGES UPON REDEMPTIONS OF THE FUND'S SHARES.

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 69 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .90%    .90%       .90%
Distribution and/or Service (12b-1) Fees                                               .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                       .33%    .41%       .34%
  Other Expenses                                                                      7.14%   7.39%      6.48%
                                                                                    ------- -------    -------
Total Other Expenses                                                                  7.47%   7.80%      6.82%
                                                                                    ------- -------    -------
Total Annual Fund Operating Expenses                                                  8.62%   9.70%      7.72%
                                                                                    ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                          (7.22)% (7.55)%    (6.57)%
                                                                                    ------- -------    -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.40%   2.15%      1.15%
                                                                                    ======= =======    =======
-----------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 28, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.40%, 2.15% and 1.15% of average daily net assets, respectively, for Class A, Class C, and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until February 28, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through December 3, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             CLASS A CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------
After 1 Year                                                 $  561  $  318*    $  117
After 3 Years                                                $2,210  $2,121     $1,677
After 5 Years                                                $3,742  $3,849     $3,154
After 10 Years                                               $7,111  $7,506     $6,507
------------------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstance, at least 80% of the Fund's net assets in a portfolio of equity securities of companies economically tied to the Asia region, excluding companies in Japan ("Asia ex-Japan companies"), and derivatives related thereto. Asia ex-Japan companies include any company that (i) is domiciled or organized in an Asia ex-Japan country; (ii) has an established presence and conducts business in the Asia ex-Japan region; or (iii) conducts a significant part of its economic activities in the Asia ex-Japan region. Many countries in the Asia ex-Japan region are considered emerging market or frontier market countries. Emerging markets have less developed and smaller economies and capital markets than developed countries and frontier market countries have less developed and smaller economies and capital markets than emerging market countries. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, or REITs, global depositary receipts and derivative instruments related to equity securities.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Fund expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Fund may invest in futures contracts to gain exposure to foreign markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund's exposure.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions. The Fund is "non-diversified".

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market and frontier market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier market countries may have more risks because those countries have less developed economies and less liquid capital markets.

.. GEOGRAPHIC FOCUS RISK: Because the Fund intends to focus its investments in a particular geographic region, the Fund's performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region. Specifically, the Fund's investments in Asian issuers increases the Fund's exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political, and regulatory developments, and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund's shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

  A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China's economy is slowing sharply and manufacturing activity has declined.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]


  08      09      10      11      12      13      14      15      16        17
 ----    ----    ----    ----    ----    ----    ----    ----    -----    ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    5.96%    39.87%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 15.76%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -7.73%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                       SINCE
                                                             1 YEAR INCEPTION**
-------------------------------------------------------------------------------
Class A*       Return Before Taxes                           33.90%   16.63%
               ---------------------------------------------------------------
               Return After Taxes on Distributions           31.05%   15.18%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                20.52%   12.59%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                           37.76%   18.17%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                           40.19%   19.34%
-------------------------------------------------------------------------------
MSCI AC Asia ex-Japan Index(reflects no deduction for fees,
expenses or taxes except the reinvestment of dividends net
of non-U.S. withholding taxes)                               41.72%   20.45%
-------------------------------------------------------------------------------

* After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for all Classes is 12/3/15.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE       LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------
Rajeev Eyunni  Since 2015         Senior Vice President of the Adviser

Stuart Rae     Since 2015         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B shares are not currently offered to new investors)
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class shares (only available to fee-based programs or         None                  None
through other limited arrangements and certain commission-based brokerage arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z shares are available   None                  None
at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a
financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions where a Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options may include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. The Securities and Exchange Commission ("SEC") may adopt similar clearing requirements in respect of security-based swaps. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or
   (ii) an amount
   equal to the difference between the par value and the current market value of the reference obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, a Fund will receive or make a payment to the counterparty.

..  OTHER DERIVATIVES AND STRATEGIES

 - Commodity-Linked Derivative Instruments. The AB GLOBAL RISK ALLOCATION FUND may invest in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

   As described below under "Investments in Wholly-Owned Subsidiary", the AB GLOBAL RISK ALLOCATION FUND may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. The Subsidiary may also invest directly in commodities.

   The Internal Revenue Service (the "IRS") has issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Dividends, Distributions and Taxes" below for further information.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the

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   difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as

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well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market

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countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity--economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

The focus of the AB ASIA EX-JAPAN EQUITY PORTFOLIO'S principal investment strategies in securities of Asia ex-Japan companies may increase the Fund's exposure to the risks associated with foreign (non-U.S.) securities, including risks associated with investing in the securities of companies in emerging markets and frontier markets. Investments in China and related countries may have more risk because, after years of robust growth, China's economy is slowing sharply and manufacturing activity has declined. These and related factors may result in adverse effects on investments in China.

FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest in TBA--mortgaged-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investments in equity-linked debt securities may be considered to be speculative.

ILLIQUID SECURITIES
The Funds limit their investments in illiquid securities to 15% of their net assets. Until the Funds' compliance date of December 1, 2018 for new Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the

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


securities. After such date, the term shall mean any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to change in response to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Fund may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

AB ALL MARKET INCOME PORTFOLIO has invested in another AB Mutual Fund, the AB High Income Fund, and expects to continue to do so for some time. A brief description of the AB High Income Fund follows. Additional details are available in the AB High Income Fund's prospectus and SAI. You may request a free copy of the prospectus and/or SAI of the AB High Income Fund by contacting the Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

The AB HIGH INCOME FUND has an investment objective of seeking to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. The Adviser selects securities for purchase or sale by the Fund based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund's assets may be invested in lower-rated debt securities and unrated securities of equivalent investment quality.

INVESTMENTS IN PRE-IPO SECURITIES
A Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As

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such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

INVESTMENTS IN WHOLLY-OWNED SUBSIDIARY
Investments in the Subsidiary are expected to provide the AB GLOBAL RISK ALLOCATION FUND with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent IRS revenue rulings. Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See "Dividends, Distributions and Taxes" below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. Although the AB GLOBAL RISK ALLOCATION FUND may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective as the Fund and is subject to the same investment policies and restrictions as the Fund, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary will also be subject to the same valuation, brokerage, and compliance policies and procedures as the Fund. The Fund and the Subsidiary will, however, test compliance with certain restrictions on a consolidated basis. In addition, the Fund wholly owns and controls the Subsidiary and the Adviser acts as investment adviser to the Fund and the Subsidiary. The Subsidiary's financial statements will be consolidated with the Fund's financial statements that are included in the Fund's annual and semi-annual reports to shareholders. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

BORROWINGS AND LEVERAGE
The Funds may use borrowings or other leverage for investment purposes subject to its investment policies and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's investments in certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares of common stock and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as a Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to certain investments in derivatives that result in leverage of a Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the return on a Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage could result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

LOANS OF PORTFOLIO SECURITIES
For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Fund's securities lending program, all securities loans will be secured continuously by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

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A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors or Trustees (the "Board") and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, government sponsored enterprise ("GSE") risk-sharing bonds, and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AB GLOBAL REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. AB GLOBAL REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AB GLOBAL REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

GSE Risk-Sharing Bonds. AB ALL MARKET INCOME PORTFOLIO, AB GLOBAL REAL ESTATE INVESTMENT FUND and AB GLOBAL RISK ALLOCATION FUND may each invest in mortgage-backed securities known as GSE Risk-Sharing Bonds or Credit Risk Transfer Securities ("CRTs"), which are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in more traditional mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

PARTICIPATORY NOTES
AB ASIA EX-JAPAN EQUITY PORTFOLIO may enter into participatory notes (commonly known as "P-Notes") to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. Securities brokerages in the country buy the securities, then issue to foreign investors P-Notes that derive their value from the underlying securities. P-Notes involve transaction costs, which may be higher than those applicable to the equity securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors; however, the holder of a P-Note is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. The Fund must rely on the creditworthiness of a counterparty and would have no rights against the issuer of an underlying security. Use of P-Notes involves various risks. These include the risks that the P-Notes may be illiquid and that the Fund may not be able to terminate or offset its positions at the time it wishes to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Fund may not receive payments required to be made to them under the terms of a P-Note.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Fund may enter into repurchase agreements. In a repurchase agreement transaction, the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for the Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a

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


security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS
A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

VARIABLE, FLOATING AND INVERSE FLOATING-RATE INSTRUMENTS
AB ASIA EX-JAPAN EQUITY PORTFOLIO may invest in variable, floating and inverse floating-rate instruments. Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

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AB ASIA EX-JAPAN EQUITY PORTFOLIO may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in the Funds involve the risk considerations described below.

REAL ESTATE INVESTMENTS
Although the Funds do not invest directly in real estate, they may invest in securities of real estate companies including, in particular, AB GLOBAL REAL ESTATE INVESTMENT FUND. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade; or

..  below investment grade ("high-yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

INVESTMENT IN BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment-grade securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not

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available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the AB GLOBAL REAL ESTATE INVESTMENT FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

                                                                             65

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INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer seven classes of shares through this Prospectus, except for AB DISCOVERY VALUE FUND, AB RELATIVE VALUE FUND, AB CORE OPPORTUNITIES FUND and AB EQUITY INCOME FUND, which offer eight classes of shares through this Prospectus, and AB SMALL CAP VALUE PORTFOLIO, AB ALL MARKET INCOME PORTFOLIO and AB ASIA EX-JAPAN EQUITY PORTFOLIO, which offer three classes of shares through this Prospectus.

The NAV of AB GLOBAL RISK ALLOCATION FUND is disclosed daily on the Fund's website or through the investor's online account information at www.abfunds.com and/or by calling (800) 221-5672.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or "Mutual Fund Only" brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or "network level" account arrangements with a Fund.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

CLASS Z SHARES - SHARES AVAILABLE TO PERSONS PARTICIPATING IN CERTAIN FEE-BASED PROGRAMS
Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

OTHER PURCHASE INFORMATION
Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

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



TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Fund.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, and Class R, Class K, Class I and Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None
Class Z                   None

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Funds is .30% of the aggregate average daily net assets. The Board currently limits the payments to 0.25%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B and Class C shares are subject to these higher fees for a period of eight and ten years, respectively, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

 - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

 - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs;

 - certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser; or

 - persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. FOR WAIVERS AND DISCOUNTS NOT AVAILABLE THROUGH A PARTICULAR INTERMEDIARY, SHAREHOLDERS

WILL HAVE TO PURCHASE FUND SHARES DIRECTLY FROM A FUND OR THROUGH ANOTHER INTERMEDIARY TO RECEIVE THESE WAIVERS OR DISCOUNTS.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B--Financial Intermediary Waivers.

CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", then select the Fund, then click on "More Literature--Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and any AB Institutional Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds' SAI for a list of additional circumstances under which a Fund will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B--Financial Intermediary Waivers.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, Class K and Class I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C, Advisor Class or
Class Z shares made through your financial advisor, or in connection with participation on the intermediary's platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2018, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $20 million. In 2017, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group
  American Enterprise Investment Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Each Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment.

  A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The AB GLOBAL RISK ALLOCATION FUND may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of the Subsidiary's shares fluctuates with the value of its portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the AB GLOBAL RISK ALLOCATION FUND, which require, among other things, that each of the Subsidiary's investments be marked-to-market each business day to reflect changes in the market value of each investment.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of December 31, 2017 totaling approximately
$555 billion (of which over $108 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2017, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 28 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, had as of December 31, 2017 approximately 2.6 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:

                                       FEE AS A PERCENTAGE OF
                                         AVERAGE DAILY NET    FISCAL YEAR
FUND                                          ASSETS*            ENDED
-------------------------------------------------------------------------
AB Value Fund                                   .55%           11/30/17
AB Discovery Value Fund                         .74%           11/30/17
AB Relative Value Fund                          .47%           10/31/17
AB Equity Income Fund                           .55%           11/30/17
AB Global Real Estate Investment Fund           .55%           11/30/17
AB International Value Fund                     .75%           11/30/17
AB Core Opportunities Fund                      .55%           11/30/17
AB Global Risk Allocation Fund                  .57%           11/30/17
AB Small Cap Value Portfolio                    .80%           11/30/17
AB All Market Income Portfolio                  .00%           11/30/17
AB Asia ex-Japan Equity Portfolio               .00%           11/30/17

--------
*Fees are stated net of any fee waivers and/or expense reimbursements. See
 "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus for more information about waivers.

The Subsidiary has entered into a separate advisory agreement with the Adviser, which is the investment adviser for both the Subsidiary and the AB GLOBAL RISK ALLOCATION FUND, under which the Adviser provides investment advisory services and order placement facilities for the Subsidiary. The Subsidiary pays no separate advisory or other fees for these services, which are included in the advisory fee paid by the Fund.

A discussion regarding the basis for the Board's approval of a Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the period ended October 31, 2017 for AB RELATIVE VALUE FUND and the period ended November 30, 2017 for AB ALL MARKET INCOME PORTFOLIO, AB VALUE FUND, AB DISCOVERY VALUE FUND, AB EQUITY INCOME FUND, AB SMALL CAP VALUE PORTFOLIO, AB GLOBAL REAL ESTATE INVESTMENT FUND, AB INTERNATIONAL VALUE FUND, AB CORE OPPORTUNITIES FUND, AB GLOBAL RISK ALLOCATION FUND and AB ASIA EX-JAPAN EQUITY PORTFOLIO.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, AB RELATIVE VALUE FUND and AB CORE OPPORTUNITIES FUND are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank V. Caruso, CFA, who is team leader of U.S. Growth Equities, is primarily responsible for the day-to-day management of AB RELATIVE VALUE FUND (since 2004) and AB CORE OPPORTUNITIES FUND (since 1999). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013.

The management of, and investment decisions for, AB GLOBAL RISK ALLOCATION FUND are made by the Adviser's Quantitative Investment Team.

The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio and each person's principal occupation during the past five years:

                                              PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                            THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Daniel J. Loewy; since 2016; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2013.

Leon Zhu; since 2012; Senior Vice         Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2013.

The management of, and investment decisions for, each of the other Funds' portfolios are made by the Senior Investment Management Teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                            PRINCIPAL
           FUND                                       OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AB Value Fund             Cem Inal; since 2016;     Senior Vice President of
 U.S. Value Senior         Senior Vice President of  the Adviser, with which
 Investment Management     the Adviser               he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Joseph G. Paul; since     Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

 AB Discovery Value Fund   James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Senior Investment         President of the Adviser  he has been associated
 Management Team                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Shri Singhvi; since       Senior Vice President of
                           2014; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

 AB Equity Income Fund     Cem Inal; since February  (see above)
 U.S. Equity Income        2018; Senior Vice
 Senior Investment         President of the Adviser
 Management Team
                           Joseph G. Paul; since     (see above)
                           2010; Senior Vice
                           President of the Adviser

 AB Global Real Estate     Eric J. Franco; since     Senior Vice President of
 Investment Fund           2012; Senior Vice         the Adviser, with which
 Global Real Estate        President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Ajit D. Ketkar; since     Senior Vice President of
                           2017; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

 AB International Value    Tawhid Ali; since 2016;   Senior Vice President of
 Fund                      Senior Vice President of  the Adviser, with which
 International Value       the Adviser               he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Takeo Aso; since 2012;    Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

 AB Small Cap Value        James W. MacGregor;       (see above)
 Portfolio                 since 2014; Senior Vice
 Small/Mid Cap Value       President of the Adviser
 Senior Investment
 Management Team           Shri Singhvi; since       (see above)
                           2014; Senior Vice
                           President of the Adviser

 AB All Market Income      Morgan C. Harting; since  Senior Vice President of
 Portfolio                 2015; Senior Vice         the Adviser, with which
 Multi-Asset Solutions     President of the Adviser  he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Daniel J. Loewy, since    (see above)
                           2014; Senior Vice
                           President of the Adviser

 AB Asia ex-Japan Equity   Rajeev Eyunni; since      Senior Vice President of
 Portfolio                 2015; Senior Vice         the Adviser, with which
 Asia ex-Japan Equity      President of the Adviser  he has been associated
 Senior Investment                                   in a substantially
 Management Team                                     similar capacity to his
                                                     current position since
                                                     prior to 2013.

                           Stuart Rae; since 2015;   Senior Vice President
                           Senior Vice President of  and Chief Investment
                           the Adviser               Officer of Asia-Pacific
                                                     Value Equities of the
                                                     Adviser, with which he
                                                     has been associated in a
                                                     substantially similar
                                                     capacity since prior to
                                                     2013.

The Funds' SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
AB GLOBAL REAL ESTATE INVESTMENT FUND, AB SMALL CAP VALUE PORTFOLIO and AB ASIA EX-JAPAN EQUITY PORTFOLIO. The investment teams employed by the Adviser in managing the AB GLOBAL REAL ESTATE INVESTMENT FUND, AB SMALL CAP VALUE PORTFOLIO and AB ASIA EX-JAPAN EQUITY PORTFOLIO have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Global Real Estate Investments" with respect to AB GLOBAL REAL ESTATE INVESTMENT FUND, the "Small Cap Value Investments" with respect to AB SMALL CAP VALUE PORTFOLIO, and the "Asia ex-Japan Equity Investments" with respect to AB ASIA EX-JAPAN EQUITY PORTFOLIO, together the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with substantially similar investment strategies as those applicable to the Fund they manage. The Similarly Managed Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each Fund, as a registered investment company, is subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the applicable investment teams of the Adviser managed the Similarly Managed Accounts through December 31, 2017. The aggregate assets for the Similarly Managed Accounts as of December 31, 2017 are also shown. The Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings to their respective Funds.

The performance data for AB GLOBAL REAL ESTATE INVESTMENT FUND'S Similarly Managed Accounts is net of all fees (including brokerage commissions) charged to the Similarly Managed Accounts, calculated on a monthly basis. Net-of-fees performance figures reflect the compounding effect of such fees.

The performance data for AB SMALL CAP VALUE'S Similarly Managed Accounts is net of fees charged by the Adviser to the Similarly Managed Accounts, generally calculated by deducting on a monthly basis the highest investment management fee payable by a Small Cap Value Investment, and portfolio transaction costs. The highest investment management fee payable for the Small Cap Value Investments is 1.00% of assets annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The performance data for AB ASIA EX-JAPAN EQUITY PORTFOLIO'S Similarly Managed Accounts is net of all fees charged by the Adviser to the Similarly Managed Accounts, generally calculated by deducting the highest investment management fee charged to a Similarly Managed Account, and portfolio transaction costs. The highest investment management fee charged is currently .95% of account assets and prior to May 2011 was 1.10% of account assets. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the AB GLOBAL REAL ESTATE INVESTMENT FUND, AB SMALL CAP VALUE PORTFOLIO and AB ASIA EX-JAPAN EQUITY PORTFOLIO, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of each Fund. Expenses associated with the distribution of Class A, Class B, Class C, Class R and Class K shares, as applicable, of each Fund in accordance with the plans adopted by the Board of each Fund under SEC Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of AB GLOBAL REAL ESTATE INVESTMENT FUND'S Similarly Managed Accounts on a trade-date basis. With respect to AB GLOBAL REAL ESTATE INVESTMENT FUND, dividends have been accrued at the end of the month and cash flows weighted daily. With respect to AB SMALL CAP VALUE PORTFOLIO, income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Developed Real Estate Index ("FTSE EPRA/NAREIT Developed Index") is used by the AB GLOBAL REAL ESTATE INVESTMENT FUND and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures contracts or options, the FTSE EPRA/NAREIT Developed Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts. The index shown is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees or expenses associated with the management of a mutual fund.

The Russell 2000(R) Value Index is used by the AB SMALL CAP VALUE PORTFOLIO and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The Russell 2000(R) Value Index measures the performance of small-cap value segment of the U.S. equity universe.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the Russell 2000(R) Value Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The MSCI All Country Asia ex-Japan (unhedged) Index is used by the AB ASIA EX-JAPAN EQUITY PORTFOLIO and its Similarly Managed Accounts for purposes of this example as a benchmark to measure its relative performance. The MSCI All Country Asia ex-Japan (unhedged) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the following ten countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI All Country Asia ex-Japan (unhedged) Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The performance data below is provided solely to illustrate each investment teams' performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of each Fund will be affected by the performance of the investment teams managing each Fund's assets. If the investment teams were to perform relatively poorly, the performance of the corresponding Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE* - SIMILARLY MANAGED ACCOUNTS

                                                 SIMILARLY
                                              MANAGED ACCOUNTS   RUSSELL 2000
AB SMALL CAP VALUE PORTFOLIO                   TOTAL RETURN**    VALUE INDEX*
-------------------------------------------------------------------------------
Year Ended December 31:
2017                                                  8.83%            7.84%
2016                                                 29.86%           31.74%
2015                                                 -1.80%           -7.47%
2014                                                  9.28%            4.22%
2013                                                 41.02%           34.52%
2012                                                 22.05%           18.05%
2011                                                 -7.89%           -5.50%
2010                                                 32.46%           24.50%
2009                                                 45.57%           20.58%
2008                                                -36.91%          -28.92%
2007                                                 -1.53%           -9.78%
2006                                                 16.00%           23.48%
2005                                                  7.89%            4.71%
2004                                                 22.37%           22.25%
Cumulative total return for the period from
 December 31, 1990 (inception of Similarly
 Managed Accounts) to December 31, 2017           2,953.21%        2,243.45%

                                                 SIMILARLY     MSCI ALL COUNTRY
                                              MANAGED ACCOUNTS  ASIA EX-JAPAN
AB ASIA EX-JAPAN EQUITY PORTFOLIO              TOTAL RETURN**  (UNHEDGED) INDEX
-------------------------------------------------------------------------------
Year Ended December 31:
2017                                                 41.11%           41.72%
2016                                                  6.18%            5.44%
2015                                                 -8.92%           -9.17%
2014                                                  6.59%            4.80%
2013                                                 -3.57%            3.07%
2012                                                 25.66%           22.36%
2011                                                -23.51%          -17.31%
2010                                                 24.11%           19.62%
2009                                                106.81%           72.08%
2008                                                -56.43%          -52.38%
Cumulative total return for the period from
 January 1, 2008 (inception of Similarly
 Managed Accounts) to December 31, 2017              50.76%           45.42%

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

**Net of fees charged by the Adviser and portfolio transaction costs.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
SIMILARLY MANAGED ACCOUNTS--NET OF FEES PERFORMANCE Average annual returns for periods ended December 31, 2017, with aggregate assets as of December 31, 2017.

                                                                                                          ASSETS
AB GLOBAL REAL ESTATE INVESTMENT FUND                                                                  (IN MILLIONS) 1 YEAR
----------------------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts*                                                                              $1,163.54   14.43%
FTSE EPRA/NAREIT Developed Index (gross)                                                                             11.42%
----------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Index (net) (reflects no deduction for fees, expenses, or taxes except the
 reinvestment of dividends net of non-U.S. withholding taxes)                                                        10.36%
----------------------------------------------------------------------------------------------------------------------------

AB GLOBAL REAL ESTATE INVESTMENT FUND                                                                  3 YEARS* 5 YEARS*
-------------------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts*                                                                              5.95%    7.65%
FTSE EPRA/NAREIT Developed Index (gross)                                                                 5.38%    7.20%
-------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Index (net) (reflects no deduction for fees, expenses, or taxes except the
 reinvestment of dividends net of non-U.S. withholding taxes)                                            4.44%    6.32%
-------------------------------------------------------------------------------------------------------------------------

AB GLOBAL REAL ESTATE INVESTMENT FUND                                                                  10 YEARS*
----------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts*                                                                              4.51%
FTSE EPRA/NAREIT Developed Index (gross)                                                                 4.09%
----------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Index (net) (reflects no deduction for fees, expenses, or taxes except the
 reinvestment of dividends net of non-U.S. withholding taxes)                                            3.28%
----------------------------------------------------------------------------------------------------------------

*Average annual returns.

                                                     ASSETS                                       SINCE
AB SMALL CAP VALUE PORTFOLIO                      (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION*
----------------------------------------------------------------------------------------------------------
Similarly Managed Accounts                          $2,480.56    8.83%  11.54%  16.42%  11.33%    13.50%
Russell 2000 Value Index (Capitalization Weight)                 7.84%   9.55%  13.01%   8.17%    12.39%

--------
*Inception date of Similarly Managed Accounts is December 31, 1990.

                                                    ASSETS                                        SINCE
AB ASIA EX-JAPAN EQUITY PORTFOLIO                (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION**
----------------------------------------------------------------------------------------------------------
Similarly Managed Accounts*                        $1,721.03   41.11%  10.92%  7.00%    4.19%     4.19%
MSCI All Country Asia ex-Japan (unhedged) Index                41.72%  10.72%  7.95%    3.82%     3.82%

--------
* Net of fees charged by the Adviser, portfolio transaction costs and foreign withholding taxes.

**Inception date of the Similarly Managed Accounts is January 1, 2008.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by a Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AB GLOBAL REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the AB GLOBAL RISK ALLOCATION FUND'S ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.

The AB GLOBAL RISK ALLOCATION FUND intends to seek exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has received an opinion of counsel that such income should constitute qualifying income for purposes of Subchapter M. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Fund cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. In September 2016, the IRS issued Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed. These proposed regulations will be effective for taxable years that begin on or after the date that is 90 days after their publication as final regulations. If these Proposed Treasury Regulations become effective, income derived by the Fund from the Subsidiary will only be treated as qualifying income for purposes of Subchapter M to the extent that it is currently distributed to the Fund. As a result, the Subsidiary may be required to make current distributions in order for the Fund to continue to qualify as a regulated investment company.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Bloomberg, including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

FTSE EPRA/NAREIT DEVELOPED REAL ESTATE INDEX is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT INDEX is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI AC ASIA EX-JAPAN INDEX is a free-float adjusted-market capitalization index designed to measure equity market performance in the following ten countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

MSCI AC WORLD INDEX is a free-float adjusted-market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 2017, the MSCI AC World Index consisted of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity markets of all countries that are a part of the index. The EAFE acronym stands for "EUROPE, AUSTRALASIA, AND FAR EAST".

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) INDEX measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest companies based on a combination of their market cap and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund's financial statements have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

AB VALUE FUND

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
                                                                           YEAR ENDED NOVEMBER 30,
                                                                 2017        2016       2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.29      $ 13.86     $ 14.51   $ 12.93  $  9.64
                                                             -------      -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .15(b)+      .16(b)      .16       .20      .13
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.65          .44        (.60)     1.51     3.32
                                                             -------      -------     -------   -------  -------
Net increase (decrease) in net asset value from operations      1.80          .60        (.44)     1.71     3.45
                                                             -------      -------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.16)        (.17)       (.21)     (.13)    (.16)
                                                             -------      -------     -------   -------  -------
Net asset value, end of period                               $ 15.93      $ 14.29     $ 13.86   $ 14.51  $ 12.93
                                                             =======      =======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)*           12.68%+       4.44%      (3.07)%   13.38%   36.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $58,220      $49,150     $54,560   $62,021  $61,455
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .98%        1.00%       1.03%     1.04%    1.07%
 Expenses, before waivers/reimbursements                         .98%        1.00%       1.03%     1.04%    1.07%
 Net investment income                                          1.02%(b)+    1.22%(b)    1.15%     1.45%    1.18%
Portfolio turnover rate                                           41%          74%         91%       56%      55%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                                           YEAR ENDED NOVEMBER 30,
                                                                 2017        2016       2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.34      $ 13.89     $ 14.53   $ 12.94  $  9.63
                                                             -------      -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                      .14(b)+      .15(b)      .15       .20      .13
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.65          .45        (.60)     1.52     3.32
                                                             -------      -------     -------   -------  -------
Net increase (decrease) in net asset value from operations      1.79          .60        (.45)     1.72     3.45
                                                             -------      -------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.14)        (.15)       (.19)     (.13)    (.14)
                                                             -------      -------     -------   -------  -------
Net asset value, end of period                               $ 15.99      $ 14.34     $ 13.89   $ 14.53  $ 12.94
                                                             =======      =======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)*           12.60%+       4.40%      (3.13)%   13.39%   36.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   831      $   999     $ 1,475   $ 2,605  $ 3,759
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.07%        1.05%       1.08%     1.06%    1.11%
 Expenses, before waivers/reimbursements                        1.77%        1.75%       1.78%     1.76%    1.81%
 Net investment income(d)                                        .93%(b)+    1.17%(b)    1.07%     1.47%    1.15%
Portfolio turnover rate                                           41%          74%         91%       56%      55%
-----------------------------------------------------------------------------------------------------------------

See footnote summary on page 89.

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017          2016        2015      2014      2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  14.19      $  13.76     $  14.41   $  12.84  $   9.57
                                                             --------      --------     --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .04(b)+       .06(b)       .06        .10       .05
Net realized and unrealized gain (loss) on investment
 transactions                                                    1.64           .44         (.60)      1.52      3.30
                                                             --------      --------     --------   --------  --------
Net increase (decrease) in net asset value from operations       1.68           .50         (.54)      1.62      3.35
                                                             --------      --------     --------   --------  --------
LESS: DIVIDENDS
Dividends from net investment income                             (.06)         (.07)        (.11)      (.05)     (.08)
                                                             --------      --------     --------   --------  --------
Net asset value, end of period                               $  15.81      $  14.19     $  13.76   $  14.41  $  12.84
                                                             ========      ========     ========   ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)*            11.84%+        3.64%       (3.77)%    12.65%    35.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  4,238      $ 14,545     $ 15,571   $ 18,617  $ 17,983
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         1.73%         1.74%        1.73%      1.74%     1.78%
 Expenses, before waivers/reimbursements                         1.74%         1.74%        1.73%      1.74%     1.78%
 Net investment income                                            .26%(b)+      .47%(b)      .44%       .74%      .48%
Portfolio turnover rate                                            41%           74%          91%        56%       55%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017          2016        2015      2014      2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  14.31      $  13.89     $  14.55   $  12.96  $   9.66
                                                             --------      --------     --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .19(b)+       .19(b)       .21        .24       .17
Net realized and unrealized gain (loss) on investment
 transactions                                                    1.65           .45         (.62)      1.52      3.32
                                                             --------      --------     --------   --------  --------
Net increase (decrease) in net asset value from operations       1.84           .64         (.41)      1.76      3.49
                                                             --------      --------     --------   --------  --------
LESS: DIVIDENDS
Dividends from net investment income                             (.19)         (.22)        (.25)      (.17)     (.19)
                                                             --------      --------     --------   --------  --------
Net asset value, end of period                               $  15.96      $  14.31     $  13.89   $  14.55  $  12.96
                                                             ========      ========     ========   ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)*            13.02%+        4.72%       (2.84)%    13.76%    36.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $342,437      $319,337     $313,391   $324,882  $338,353
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .73%          .74%         .73%       .74%      .77%
 Expenses, before waivers/reimbursements                          .73%          .74%         .73%       .74%      .77%
 Net investment income                                           1.26%(b)+     1.48%(b)     1.45%      1.79%     1.49%
Portfolio turnover rate                                            41%           74%          91%        56%       55%
----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 89.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS R
                                                                           YEAR ENDED NOVEMBER 30,
                                                                 2017        2016       2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.14      $ 13.69     $ 14.34   $ 12.76  $  9.52
                                                             -------      -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .09(b)+      .10(b)      .11       .14      .10
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.62          .44        (.60)     1.52     3.27
                                                             -------      -------     -------   -------  -------
Net increase (decrease) in net asset value from operations      1.71          .54        (.49)     1.66     3.37
                                                             -------      -------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.09)        (.09)       (.16)     (.08)    (.13)
                                                             -------      -------     -------   -------  -------
Net asset value, end of period                               $ 15.76      $ 14.14     $ 13.69   $ 14.34  $ 12.76
                                                             =======      =======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)*           12.17%+       3.99%      (3.47)%   13.05%   35.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 1,089      $ 1,190     $ 1,127   $ 2,001  $ 1,885
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.41%        1.43%       1.41%     1.42%    1.42%
 Expenses, before waivers/reimbursements                        1.41%        1.43%       1.41%     1.42%    1.42%
 Net investment income                                           .59%(b)+     .78%(b)     .76%     1.07%     .87%
Portfolio turnover rate                                           41%          74%         91%       56%      55%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS K
                                                                           YEAR ENDED NOVEMBER 30,
                                                                 2017        2016       2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.03      $ 13.62     $ 14.27   $ 12.72  $  9.50
                                                             -------      -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .13(b)+      .14(b)      .15       .18      .13
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.62          .43        (.59)     1.50     3.26
                                                             -------      -------     -------   -------  -------
Net increase (decrease) in net asset value from operations      1.75          .57        (.44)     1.68     3.39
                                                             -------      -------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.15)        (.16)       (.21)     (.13)    (.17)
                                                             -------      -------     -------   -------  -------
Net asset value, end of period                               $ 15.63      $ 14.03     $ 13.62   $ 14.27  $ 12.72
                                                             =======      =======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)*           12.56%+       4.26%      (3.16)%   13.37%   36.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,167      $10,976     $10,345   $12,200  $10,762
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.11%        1.11%       1.11%     1.11%    1.11%
 Expenses, before waivers/reimbursements                        1.12%        1.11%       1.11%     1.11%    1.11%
 Net investment income                                           .88%(b)+    1.10%(b)    1.07%     1.36%    1.13%
Portfolio turnover rate                                           41%          74%         91%       56%      55%
-----------------------------------------------------------------------------------------------------------------

See footnote summary on page 89.

------------------------------------------------------------------------------------------------------------
                                                                                 CLASS I
                                                                         YEAR ENDED NOVEMBER 30,
                                                                2017        2016      2015    2014    2013
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.20      $13.78     $14.44   $12.86  $ 9.59
                                                             ------      ------     ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .19(b)+     .20(b)     .21      .24     .18
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.63         .44       (.61)    1.52    3.29
                                                             ------      ------     ------   ------  ------
Net increase (decrease) in net asset value from operations     1.82         .64       (.40)    1.76    3.47
                                                             ------      ------     ------   ------  ------
LESS: DIVIDENDS
Dividends from net investment income                           (.20)       (.22)      (.26)    (.18)   (.20)
                                                             ------      ------     ------   ------  ------
Net asset value, end of period                               $15.82      $14.20     $13.78   $14.44  $12.86
                                                             ======      ======     ======   ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)*          12.96%+      4.81%     (2.81)%  13.87%  36.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $3,048      $3,046     $3,048   $3,467  $3,004
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        .68%        .69%       .69%     .68%    .68%
 Expenses, before waivers/reimbursements                        .69%        .69%       .69%     .68%    .68%
 Net investment income                                         1.31%(b)+   1.52%(b)   1.50%    1.79%   1.58%
Portfolio turnover rate                                          41%         74%        91%      56%     55%
------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Net of fees and expenses waived by the Distributor.

 + For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

      NET INVESTMENT            NET INVESTMENT
     INCOME PER SHARE            INCOME RATIO              TOTAL RETURN
 ------------------------  ------------------------  ------------------------
          $.002                      .01%                      .01%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by 0.07%, 0.21%, 0.13%, 0.03% and
   0.13%, respectively.

AB DISCOVERY VALUE FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                                                             YEAR ENDED NOVEMBER 30,
                                                                 2017         2016       2015      2014      2013
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  22.12     $  20.19     $  22.91  $  22.87  $  17.40
                                                             --------     --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .04(b)       .05(b)       .03       .10       .05
Net realized and unrealized gain on investment transactions      2.75         3.02          .13      2.00      6.31
Capital contributions                                           - 0 -          .00(c)     - 0 -     - 0 -     - 0 -
                                                             --------     --------     --------  --------  --------
Net increase in net asset value from operations                  2.79         3.07          .16      2.10      6.36
                                                             --------     --------     --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.04)        (.00)(d)     (.10)     (.05)     (.06)
Distributions from net realized gain on investment
 transactions                                                    (.72)       (1.14)       (2.78)    (2.01)     (.83)
                                                             --------     --------     --------  --------  --------
Total dividends and distributions                                (.76)       (1.14)       (2.88)    (2.06)     (.89)
                                                             --------     --------     --------  --------  --------
Net asset value, end of period                               $  24.15     $  22.12     $  20.19  $  22.91  $  22.87
                                                             ========     ========     ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(e)             12.94%*      16.56%*        .87%    10.04%    38.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $509,111     $516,153     $549,547  $649,671  $730,909
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.12%        1.16%        1.20%     1.21%     1.22%
 Expenses, before waivers/reimbursements(f)                      1.13%        1.16%        1.20%     1.21%     1.22%
 Net investment income                                            .17%(b)      .25%(b)      .16%      .45%      .27%
Portfolio turnover rate                                            39%          57%          47%       50%       56%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED NOVEMBER 30,
                                                                 2017         2016       2015      2014      2013
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  20.84     $  19.11     $  21.83  $  21.87  $  16.66
                                                             --------     --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(g)                                       .01(b)       .03(b)       .02       .08       .05
Net realized and unrealized gain on investment transactions      2.58         2.84          .11      1.91      6.03
Capital contributions                                           - 0 -          .00(c)     - 0 -     - 0 -     - 0 -
                                                             --------     --------     --------  --------  --------
Net increase in net asset value from operations                  2.59         2.87          .13      1.99      6.08
                                                             --------     --------     --------  --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.00)(d)    - 0 -         (.07)     (.02)     (.04)
Distributions from net realized gain on investment
 transactions                                                    (.72)       (1.14)       (2.78)    (2.01)     (.83)
                                                             --------     --------     --------  --------  --------
Total dividends and distributions                                (.72)       (1.14)       (2.85)    (2.03)     (.87)
                                                             --------     --------     --------  --------  --------
Net asset value, end of period                               $  22.71     $  20.84     $  19.11  $  21.83  $  21.87
                                                             ========     ========     ========  ========  ========
TOTAL RETURN
Total investment return based on net asset value(e)             12.82%*      16.44%*        .78%     9.97%    38.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  2,467     $  3,702     $  6,026  $ 11,597  $ 17,356
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.25%        1.27%        1.27%     1.27%     1.29%
 Expenses, before waivers/reimbursements(f)                      1.91%        1.92%        1.92%     1.92%     1.94%
 Net investment income(g)                                         .04%(b)      .18%(b)      .10%      .40%      .25%
Portfolio turnover rate                                            39%          57%          47%       50%       56%
--------------------------------------------------------------------------------------------------------------------

See footnote summary on page 94.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS C
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                  2017            2016           2015        2014       2013
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    19.85      $    18.37      $    21.13   $  21.35   $  16.35
                                                             ----------      ----------      ----------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                             (.12)(b)        (.08)(b)        (.10)      (.05)      (.08)
Net realized and unrealized gain on investment transactions        2.45            2.70             .12       1.84       5.91
Capital contributions                                             - 0 -             .00(c)        - 0 -      - 0 -      - 0 -
                                                             ----------      ----------      ----------   --------   --------
Net increase in net asset value from operations                    2.33            2.62             .02       1.79       5.83
                                                             ----------      ----------      ----------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                      (.72)          (1.14)          (2.78)     (2.01)      (.83)
                                                             ----------      ----------      ----------   --------   --------
Net asset value, end of period                               $    21.46      $    19.85      $    18.37   $  21.13   $  21.35
                                                             ==========      ==========      ==========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(e)               12.11%*         15.69%*           .19%      9.22%     37.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   81,567      $  143,061      $  153,736   $174,848   $171,167
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                        1.87%           1.90%           1.90%      1.91%      1.93%
 Expenses, before waivers/reimbursements(f)                        1.87%           1.90%           1.90%      1.91%      1.93%
 Net investment loss                                               (.60)%(b)       (.49)%(b)       (.55)%     (.26)%     (.42)%
Portfolio turnover rate                                              39%             57%             47%        50%        56%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                  2017            2016           2015        2014       2013
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    22.62      $    20.63      $    23.35   $  23.27   $  17.70
                                                             ----------      ----------      ----------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .10(b)          .10(b)          .09        .17        .12
Net realized and unrealized gain on investment transactions        2.81            3.08             .14       2.03       6.40
Capital contributions                                             - 0 -             .00(c)        - 0 -      - 0 -      - 0 -
                                                             ----------      ----------      ----------   --------   --------
Net increase in net asset value from operations                    2.91            3.18             .23       2.20       6.52
                                                             ----------      ----------      ----------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.09)           (.05)           (.17)      (.11)      (.12)
Distributions from net realized gain on investment
 transactions                                                      (.72)          (1.14)          (2.78)     (2.01)      (.83)
                                                             ----------      ----------      ----------   --------   --------
Total dividends and distributions                                  (.81)          (1.19)          (2.95)     (2.12)      (.95)
                                                             ----------      ----------      ----------   --------   --------
Net asset value, end of period                               $    24.72      $    22.62      $    20.63   $  23.35   $  23.27
                                                             ==========      ==========      ==========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(e)               13.25%*         16.83%*          1.21%     10.34%     38.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,413,304      $1,221,938      $1,155,700   $991,020   $895,950
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                         .87%            .89%            .90%       .91%       .93%
 Expenses, before waivers/reimbursements(f)                         .88%            .90%            .90%       .91%       .93%
 Net investment income                                              .42%(b)         .50%(b)         .44%       .74%       .58%
Portfolio turnover rate                                              39%             57%             47%        50%        56%
-------------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 94.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2017         2016         2015      2014        2013
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 21.57      $  19.79      $  22.50   $  22.53  $  17.17
                                                             -------      --------      --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.05)(b)      (.02)(b)      (.03)       .03      (.00)(d)
Net realized and unrealized gain on investment transactions     2.68          2.94           .13       1.95      6.22
Capital contributions                                          - 0 -           .00(c)      - 0 -      - 0 -     - 0 -
                                                             -------      --------      --------   --------  --------
Net increase in net asset value from operations                 2.63          2.92           .10       1.98      6.22
                                                             -------      --------      --------   --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           - 0 -         - 0 -          (.03)     - 0 -      (.03)
Distributions from net realized gain on investment
 transactions                                                   (.72)        (1.14)        (2.78)     (2.01)     (.83)
                                                             -------      --------      --------   --------  --------
Total dividends and distributions                               (.72)        (1.14)        (2.81)     (2.01)     (.86)
                                                             -------      --------      --------   --------  --------
Net asset value, end of period                               $ 23.48      $  21.57      $  19.79   $  22.50  $  22.53
                                                             =======      ========      ========   ========  ========
TOTAL RETURN
Total investment return based on net asset value(e)            12.55%*       16.11%*         .56%      9.61%    37.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $94,612      $100,017      $106,830   $138,740  $144,845
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                     1.52%         1.52%         1.54%      1.54%     1.54%
 Expenses, before waivers/reimbursements(f)                     1.53%         1.53%         1.54%      1.54%     1.54%
 Net investment income (loss)                                   (.23)%(b)     (.11)%(b)     (.17)%      .12%     (.01)%
Portfolio turnover rate                                           39%           57%           47%        50%       56%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                               YEAR ENDED NOVEMBER 30,
                                                                 2017         2016         2015      2014        2013
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 21.82      $  19.95      $  22.67   $  22.66  $  17.27
                                                             -------      --------      --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .01(b)        .03(b)        .03        .09       .05
Net realized and unrealized gain on investment transactions     2.72          2.98           .13       1.98      6.24
Capital contributions                                          - 0 -           .00(c)      - 0 -      - 0 -     - 0 -
                                                             -------      --------      --------   --------  --------
Net increase in net asset value from operations                 2.73          3.01           .16       2.07      6.29
                                                             -------      --------      --------   --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.03)        - 0 -          (.10)      (.05)     (.07)
Distributions from net realized gain on investment
 transactions                                                   (.72)        (1.14)        (2.78)     (2.01)     (.83)
                                                             -------      --------      --------   --------  --------
Total dividends and distributions                               (.75)        (1.14)        (2.88)     (2.06)     (.90)
                                                             -------      --------      --------   --------  --------
Net asset value, end of period                               $ 23.80      $  21.82      $  19.95   $  22.67  $  22.66
                                                             =======      ========      ========   ========  ========
TOTAL RETURN
Total investment return based on net asset value(e)            12.88%*       16.45%*         .87%     10.01%    38.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $43,126      $ 63,529      $ 62,512   $ 68,981  $ 70,370
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                     1.21%         1.21%         1.23%      1.23%     1.23%
 Expenses, before waivers/reimbursements(f)                     1.22%         1.22%         1.23%      1.23%     1.23%
 Net investment income                                           .07%(b)       .19%(b)       .13%       .43%      .26%
Portfolio turnover rate                                           39%           57%           47%        50%       56%
-------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 94.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017         2016       2015      2014        2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  22.01     $  20.10     $  22.83  $  22.80    $  17.36
                                                             --------     --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .10(b)       .09(b)       .10       .17         .12
Net realized and unrealized gain on investment transactions      2.73         3.01          .13      1.99        6.28
Capital contributions                                           - 0 -          .00(c)     - 0 -     - 0 -       - 0 -
                                                             --------     --------     --------  --------    --------
Net increase in net asset value from operations                  2.83         3.10          .23      2.16        6.40
                                                             --------     --------     --------  --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.09)        (.05)        (.18)     (.12)       (.13)
Distributions from net realized gain on investment
 transactions                                                    (.72)       (1.14)       (2.78)    (2.01)       (.83)
                                                             --------     --------     --------  --------    --------
Total dividends and distributions                                (.81)       (1.19)       (2.96)    (2.13)       (.96)
                                                             --------     --------     --------  --------    --------
Net asset value, end of period                               $  24.03     $  22.01     $  20.10  $  22.83    $  22.80
                                                             ========     ========     ========  ========    ========
TOTAL RETURN
Total investment return based on net asset value(e)             13.27%*      16.85%*       1.21%    10.39%      38.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $265,834     $247,354     $194,660  $307,096    $331,014
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .85%         .88%         .88%      .89%        .89%
 Expenses, before waivers/reimbursements(f)                       .86%         .89%         .88%      .89%        .89%
 Net investment income                                            .44%(b)      .50%(b)      .48%      .77%        .59%
Portfolio turnover rate                                            39%          57%          47%       50%         56%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Z
                                                                                                           OCTOBER 15,
                                                                                                            2013(h) TO
                                                                        YEAR ENDED NOVEMBER 30,            NOVEMBER 30,
                                                             2017             2016       2015      2014        2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  21.99     $  20.09     $  22.82  $  22.80    $  21.72
                                                             --------     --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .12(b)       .11(b)       .10       .16         .02
Net realized and unrealized gain on investment transactions      2.72         2.99          .15      2.00        1.06
Capital contributions                                           - 0 -          .00(c)     - 0 -     - 0 -       - 0 -
                                                             --------     --------     --------  --------    --------
Net increase in net asset value from operations                  2.84         3.10          .25      2.16        1.08
                                                             --------     --------     --------  --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)        (.06)        (.20)     (.13)      - 0 -
Distributions from net realized gain on investment
 transactions                                                    (.72)       (1.14)       (2.78)    (2.01)      - 0 -
                                                             --------     --------     --------  --------    --------
Total dividends and distributions                                (.82)       (1.20)       (2.98)    (2.14)      - 0 -
                                                             --------     --------     --------  --------    --------
Net asset value, end of period                               $  24.01     $  21.99     $  20.09  $  22.82    $  22.80
                                                             ========     ========     ========  ========    ========
TOTAL RETURN
Total investment return based on net asset value(e)             13.36%*      16.93%*       1.30%    10.42%       4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $554,655     $279,294     $212,344  $ 42,049    $     10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .78%         .80%         .81%      .81%        .75%^
 Expenses, before waivers/reimbursements(f)                       .79%         .80%         .81%      .81%        .75%^
 Net investment income                                            .53%(b)      .59%(b)      .48%      .74%        .83%^
Portfolio turnover rate.                                           39%          57%          47%       50%         56%
-----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 94.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.00005.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016, such waiver amounted to 0.01% and 0.01% (annualized), respectively for the Fund.

(g)Net of fees and expenses waived by the Distributor.

(h)Commencement of distribution.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the year ended November 30, 2017 by 0.09%.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended November 30, 2016 by 0.0001%.

 ^ Annualized.

AB RELATIVE VALUE FUND

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                YEAR ENDED OCTOBER 31,
                                                                 2017        2016        2015        2014        2013
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.49      $  5.63     $  5.68     $  5.10     $  3.98
                                                             -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .05(b)+      .06(b)      .05(b)      .05(b)      .04
Net realized and unrealized gain on investment transactions     1.09          .02++       .21         .57        1.11
Capital contributions                                          - 0 -          .01       - 0 -       - 0 -       - 0 -
                                                             -------      -------     -------     -------     -------
Net increase in net asset value from operations                 1.14          .09         .26         .62        1.15
                                                             -------      -------     -------     -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.10)        (.05)       (.04)       (.04)       (.03)
Distributions from net realized gain on investment
 transactions                                                   (.29)        (.18)       (.27)      - 0 -       - 0 -
                                                             -------      -------     -------     -------     -------
Total dividends and distributions                               (.39)        (.23)       (.31)       (.04)       (.03)
                                                             -------      -------     -------     -------     -------
Net asset value, end of period                               $  6.24      $  5.49     $  5.63     $  5.68     $  5.10
                                                             =======      =======     =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)*           21.54%+       1.81%       4.74%      12.30%      29.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $ 1,379      $ 1,157     $ 1,244     $ 1,312     $ 1,241
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .87%         .91%        .95%        .98%       1.08%
 Expenses, before waivers/reimbursements(d)                      .98%        1.00%        .98%       1.00%       1.08%
 Net investment income                                           .82%(b)+    1.06%(b)     .96%(b)    1.00%(b)     .95%
Portfolio turnover rate                                           85%          72%         71%         54%         69%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                                                                YEAR ENDED OCTOBER 31,
                                                                 2017        2016        2015        2014        2013
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.46      $  5.59     $  5.64     $  5.06     $  3.95
                                                             -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .01(b)+      .02(b)      .01(b)      .01(b)      .01
Net realized and unrealized gain on investment transactions     1.09          .02++       .21         .57        1.10
Capital contributions                                          - 0 -          .01       - 0 -       - 0 -       - 0 -
                                                             -------      -------     -------     -------     -------
Net increase in net asset value from operations                 1.10          .05         .22         .58        1.11
                                                             -------      -------     -------     -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.04)        (.00)(e)   - 0 -       - 0 -        (.00)(e)
Distributions from net realized gain on investment
 transactions                                                   (.29)        (.18)       (.27)      - 0 -       - 0 -
                                                             -------      -------     -------     -------     -------
Total dividends and distributions                               (.33)        (.18)       (.27)      - 0 -        (.00)
                                                             -------      -------     -------     -------     -------
Net asset value, end of period                               $  6.23      $  5.46     $  5.59     $  5.64     $  5.06
                                                             =======      =======     =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)*           20.86%+        .96%       3.95%      11.46%      28.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $14,222      $17,974     $24,209     $32,473     $41,137
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.63%        1.64%       1.65%       1.70%       1.84%
 Expenses, before waivers/reimbursements(d)                     1.76%        1.78%       1.73%       1.75%       1.84%
 Net investment income                                           .10%(b)+     .34%(b)     .27%(b)     .28%(b)     .21%
Portfolio turnover rate                                           85%          72%         71%         54%         69%
-------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 99.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS C
                                                                                   YEAR ENDED OCTOBER 31,
                                                                 2017          2016         2015          2014          2013
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   5.45      $   5.58     $   5.64     $     5.07     $   3.96
                                                             --------      --------     --------     ----------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .01(b)+       .02(b)       .01(b)         .02(b)       .01
Net realized and unrealized gain on investment transactions      1.08           .03++        .20            .56         1.10
Capital contributions                                           - 0 -           .01        - 0 -          - 0 -        - 0 -
                                                             --------      --------     --------     ----------     --------
Net increase in net asset value from operations                  1.09           .06          .21            .58         1.11
                                                             --------      --------     --------     ----------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.05)         (.01)        (.00)(e)       (.01)        (.00)(e)
Distributions from net realized gain on investment
 transactions                                                    (.29)         (.18)        (.27)         - 0 -        - 0 -
                                                             --------      --------     --------     ----------     --------
Total dividends and distributions                                (.34)         (.19)        (.27)          (.01)         .00
                                                             --------      --------     --------     ----------     --------
Net asset value, end of period                               $   6.20      $   5.45     $   5.58     $     5.64     $   5.07
                                                             ========      ========     ========     ==========     ========
TOTAL RETURN
Total investment return based on net asset value(c)*            20.77%+        1.21%        3.84%         11.48%       28.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 63,674      $193,912     $212,394     $  220,054     $205,705
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.63%         1.64%        1.65%          1.68%        1.81%
 Expenses, before waivers/reimbursements(d)                      1.74%         1.75%        1.70%          1.72%        1.81%
 Net investment income                                            .13%(b)+      .33%(b)      .25%(b)        .29%(b)      .22%
Portfolio turnover rate                                            85%           72%          71%            54%          69%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        ADVISOR CLASS
                                                                                   YEAR ENDED OCTOBER 31,
                                                                 2017          2016         2015          2014          2013
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   5.53      $   5.65     $   5.71     $     5.12     $   4.00
                                                             --------      --------     --------     ----------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .06(b)+       .07(b)       .09(b)         .07(b)       .06
Net realized and unrealized gain on investment transactions      1.11           .03++        .18            .58         1.10
Capital contributions                                           - 0 -           .01        - 0 -          - 0 -        - 0 -
                                                             --------      --------     --------     ----------     --------
Net increase in net asset value from operations                  1.17           .11          .27            .65         1.16
                                                             --------      --------     --------     ----------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)         (.05)        (.06)          (.06)        (.04)
Distributions from net realized gain on investment
 transactions                                                    (.29)         (.18)        (.27)         - 0 -        - 0 -
                                                             --------      --------     --------     ----------     --------
Total dividends and distributions                                (.40)         (.23)        (.33)          (.06)        (.04)
                                                             --------      --------     --------     ----------     --------
Net asset value, end of period                               $   6.30      $   5.53     $   5.65     $     5.71     $   5.12
                                                             ========      ========     ========     ==========     ========
TOTAL RETURN
Total investment return based on net asset value(c)*            22.09%+        2.01%        4.90%         12.75%       29.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $162,527      $108,998     $ 82,681     $1,401,685     $117,962
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .62%          .64%         .65%           .65%         .80%
 Expenses, before waivers/reimbursements(d)                       .73%          .74%         .66%           .68%         .80%
 Net investment income                                           1.05%(b)+     1.31%(b)     1.51%(b)       1.32%(b)     1.22%
Portfolio turnover rate                                            85%           72%          71%            54%          69%
--------------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 99.

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                                            YEAR ENDED OCTOBER 31,
                                                                 2017        2016       2015       2014     2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.40      $ 5.53     $ 5.59     $ 5.03     $ 3.93
                                                             -------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .03(b)+     .04(b)     .04(b)     .04(b)     .03
Net realized and unrealized gain on investment transactions     1.08         .04++      .20        .55       1.10
Capital contributions                                          - 0 -         .01      - 0 -      - 0 -      - 0 -
                                                             -------      ------     ------     ------     ------
Net increase in net asset value from operations                 1.11         .09        .24        .59       1.13
                                                             -------      ------     ------     ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.08)       (.04)      (.03)      (.03)      (.03)
Distributions from net realized gain on investment
 transactions                                                   (.29)       (.18)      (.27)     - 0 -      - 0 -
                                                             -------      ------     ------     ------     ------
Total dividends and distributions                               (.37)       (.22)      (.30)      (.03)      (.03)
                                                             -------      ------     ------     ------     ------
Net asset value, end of period                               $  6.14      $ 5.40     $ 5.53     $ 5.59     $ 5.03
                                                             =======      ======     ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(c)*           21.45%+      1.71%      4.40%     11.85%     28.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 7,305      $8,396     $5,868     $6,866     $4,844
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.13%       1.14%      1.15%      1.19%      1.36%
 Expenses, before waivers/reimbursements(d)                     1.33%       1.35%      1.31%      1.34%      1.36%
 Net investment income                                           .60%(b)+    .80%(b)    .77%(b)    .79%(b)    .68%
Portfolio turnover rate                                           85%         72%        71%        54%        69%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS K
                                                                            YEAR ENDED OCTOBER 31,
                                                                 2017        2016       2015       2014     2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.45      $ 5.58     $ 5.64     $ 5.07     $ 3.96
                                                             -------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .04(b)+     .06(b)     .06(b)     .05(b)     .04
Net realized and unrealized gain on investment transactions     1.09         .03++      .19        .57       1.10
Capital contributions                                          - 0 -         .01      - 0 -      - 0 -      - 0 -
                                                             -------      ------     ------     ------     ------
Net increase in net asset value from operations                 1.13         .10        .25        .62       1.14
                                                             -------      ------     ------     ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.10)       (.05)      (.04)      (.05)      (.03)
Distributions from net realized gain on investment
 transactions                                                   (.29)       (.18)      (.27)     - 0 -      - 0 -
                                                             -------      ------     ------     ------     ------
Total dividends and distributions                               (.39)       (.23)      (.31)      (.05)      (.03)
                                                             -------      ------     ------     ------     ------
Net asset value, end of period                               $  6.19      $ 5.45     $ 5.58     $ 5.64     $ 5.07
                                                             =======      ======     ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(c)*           21.57%+      1.97%      4.63%     12.41%     29.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $20,559      $7,149     $5,285     $7,261     $2,299
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .87%        .89%       .90%       .94%      1.05%
 Expenses, before waivers/reimbursements(d)                     1.03%       1.03%      1.01%      1.04%      1.05%
 Net investment income                                           .72%(b)+   1.05%(b)   1.02%(b)   1.00%(b)   1.00%
Portfolio turnover rate                                           85%         72%        71%        54%        69%
------------------------------------------------------------------------------------------------------------------

See footnote summary on page 99.

----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS I
                                                                                 YEAR ENDED OCTOBER 31,
                                                                 2017        2016          2015         2014        2013
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.57      $  5.72     $     5.77     $  5.19       $ 4.05
                                                             -------      -------     ----------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .06(b)+      .07(b)         .07(b)      .07(b)       .06
Net realized and unrealized gain on investment transactions     1.12          .02++          .21         .58         1.13
Capital contributions                                          - 0 -          .01          - 0 -       - 0 -        - 0 -
                                                             -------      -------     ----------     -------       ------
Net increase in net asset value from operations                 1.18          .10            .28         .65         1.19
                                                             -------      -------     ----------     -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.11)        (.07)          (.06)       (.07)        (.05)
Distributions from net realized gain on investment
 transactions                                                   (.29)        (.18)          (.27)      - 0 -        - 0 -
                                                             -------      -------     ----------     -------       ------
Total dividends and distributions                               (.40)        (.25)          (.33)       (.07)        (.05)
                                                             -------      -------     ----------     -------       ------
Net asset value, end of period                               $  6.35      $  5.57     $     5.72     $  5.77       $ 5.19
                                                             =======      =======     ==========     =======       ======
TOTAL RETURN
Total investment return based on net asset value(c)*           22.15%+       1.94%          5.05%      12.54%       29.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $30,801      $29,127     $   16,193     $13,860       $  326
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .62%         .64%           .65%        .66%         .70%
 Expenses, before waivers/reimbursements(d)                      .71%         .71%           .68%        .66%         .70%
 Net investment income                                          1.07%(b)+    1.29%(b)       1.24%(b)    1.30%(b)     1.18%
Portfolio turnover rate                                           85%          72%            71%         54%          69%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS Z
                                                                                                                 OCTOBER 15,
                                                                                                                 2013(f) TO
                                                                           YEAR ENDED OCTOBER 31,                OCTOBER 31,
                                                             2017            2016          2015         2014        2013
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.57      $  5.72     $     5.77     $  5.19       $ 5.05
                                                             -------      -------     ----------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  .07(b)+      .08(b)         .07         .07          .00(e)
Net realized and unrealized gain on investment transactions     1.12          .02++          .22         .58          .14
Capital contributions                                          - 0 -          .01          - 0 -       - 0 -        - 0 -
                                                             -------      -------     ----------     -------       ------
Net increase in net asset value from operations                 1.19          .11            .29         .65          .14
                                                             -------      -------     ----------     -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.11)        (.08)          (.07)       (.07)       - 0 -
Distributions from net realized gain on investment
 transactions                                                   (.29)        (.18)          (.27)      - 0 -        - 0 -
                                                             -------      -------     ----------     -------       ------
Total dividends and distributions                               (.40)        (.26)          (.34)       (.07)       - 0 -
                                                             -------      -------     ----------     -------       ------
Net asset value, end of period                               $  6.36      $  5.57     $     5.72     $  5.77       $ 5.19
                                                             =======      =======     ==========     =======       ======
TOTAL RETURN
Total investment return based on net asset value(c)*           22.18%+       2.04%          5.09%      12.56%        2.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $75,777      $64,718     $1,234,532     $    11       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .59%         .59%           .59%        .61%         .67%^
 Expenses, before waivers/reimbursements(d)                      .62%         .59%           .59%        .61%         .67%^
 Net investment income (loss)                                   1.10%(b)+    1.50%(b)       1.18%       1.37%        (.22)%^
Portfolio turnover rate                                           85%          72%            71%         54%          69%
----------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 99.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2017 and October 31, 2016, (annualized), such waiver amounted to 0.02% and 0.01%, respectively.

(e)Amount is less than $.005.

(f)Commencement of distributions.

 + For the year ended October 31, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

      NET INVESTMENT            NET INVESTMENT                TOTAL
     INCOME PER SHARE            INCOME RATIO                 RETURN
 ------------------------  ------------------------  ------------------------
          $.001                      .01%                      .01%

++ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended October 31, 2017, October 31, 2016, October 31, 2015,
   October 31, 2014 and October 31, 2013 by 0.64%, 0.01%, 0.08%, 0.08% and
   0.14%, respectively.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended October 31, 2016 by 0.18%.

 ^ Annualized.

AB EQUITY INCOME FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017          2016        2015       2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  26.08      $  25.86     $  28.95    $  28.89  $  23.66
                                                             --------      --------     --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .67(b)+       .71(b)       .80        1.07       .79
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   3.93           .83        (1.38)       2.21      5.45
                                                             --------      --------     --------    --------  --------
Net increase (decrease) in net asset value from operations       4.60          1.54         (.58)       3.28      6.24
                                                             --------      --------     --------    --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.74)         (.80)        (.85)      (1.08)     (.64)
Distributions from net realized gain on investment
 transactions                                                   - 0 -          (.52)       (1.66)      (2.14)     (.37)
                                                             --------      --------     --------    --------  --------
Total dividends and distributions                                (.74)        (1.32)       (2.51)      (3.22)    (1.01)
                                                             --------      --------     --------    --------  --------
Net asset value, end of period                               $  29.94      $  26.08     $  25.86    $  28.95  $  28.89
                                                             ========      ========     ========    ========  ========

TOTAL RETURN
Total investment return based on net asset value(c)             17.93%+        6.38%       (2.08)%*    12.59%    27.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $335,344      $325,248     $387,270    $460,986  $430,873
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .98%         1.02%        1.03%       1.04%     1.07%
 Expenses, before waivers/reimbursements(d)                       .99%         1.02%        1.03%       1.04%     1.07%
 Net investment income                                           2.42%(b)+     2.88%(b)     3.05%       3.90%     3.04%
Portfolio turnover rate                                            58%           81%         117%        101%       81%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017          2016        2015       2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  25.73      $  25.51     $  28.56    $  28.53  $  23.37
                                                             --------      --------     --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .45(b)+       .52(b)       .61         .87       .58
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   3.88           .81        (1.37)       2.16      5.40
                                                             --------      --------     --------    --------  --------
Net increase (decrease) in net asset value from operations       4.33          1.33         (.76)       3.03      5.98
                                                             --------      --------     --------    --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.52)         (.59)        (.63)       (.86)     (.45)
Distributions from net realized gain on investment
 transactions                                                   - 0 -          (.52)       (1.66)      (2.14)     (.37)
                                                             --------      --------     --------    --------  --------
Total dividends and distributions                                (.52)        (1.11)       (2.29)      (3.00)     (.82)
                                                             --------      --------     --------    --------  --------
Net asset value, end of period                               $  29.54      $  25.73     $  25.51    $  28.56  $  28.53
                                                             ========      ========     ========    ========  ========

TOTAL RETURN
Total investment return based on net asset value(c)             17.06%+        5.54%       (2.79)%*    11.79%    26.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  1,733      $  2,319     $  4,233    $  8,477  $ 10,839
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.74%         1.78%        1.75%       1.76%     1.79%
 Expenses, before waivers/reimbursements(d)                      1.74%         1.78%        1.75%       1.76%     1.79%
 Net investment income                                           1.66%(b)+     2.14%(b)     2.33%       3.20%     2.29%
Portfolio turnover rate                                            58%           81%         117%        101%       81%
-----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 104.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017          2016        2015       2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  25.72      $  25.53     $  28.61    $  28.59  $  23.43
                                                             --------      --------     --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .46(b)+       .52(b)       .61         .87       .61
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   3.86           .82        (1.37)       2.18      5.39
                                                             --------      --------     --------    --------  --------
Net increase (decrease) in net asset value from operations       4.32          1.34         (.76)       3.05      6.00
                                                             --------      --------     --------    --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.52)         (.63)        (.66)       (.89)     (.47)
Distributions from net realized gain on investment
 transactions                                                   - 0 -          (.52)       (1.66)      (2.14)     (.37)
                                                             --------      --------     --------    --------  --------
Total dividends and distributions                                (.52)        (1.15)       (2.32)      (3.03)     (.84)
                                                             --------      --------     --------    --------  --------
Net asset value, end of period                               $  29.52      $  25.72     $  25.53    $  28.61  $  28.59
                                                             ========      ========     ========    ========  ========

TOTAL RETURN
Total investment return based on net asset value(c)             17.01%+        5.59%       (2.77)%*    11.80%    26.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 98,506      $126,497     $142,956    $142,313  $129,955
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.73%         1.76%        1.73%       1.74%     1.78%
 Expenses, before waivers/reimbursements(d)                      1.74%         1.76%        1.73%       1.74%     1.78%
 Net investment income                                           1.66%(b)+     2.13%(b)     2.36%       3.20%     2.33%
Portfolio turnover rate                                            58%           81%         117%        101%       81%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017          2016        2015       2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  26.32      $  26.09     $  29.19    $  29.10  $  23.82
                                                             --------      --------     --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .75(b)+       .78(b)       .89        1.14       .87
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   3.95           .85        (1.40)       2.25      5.50
                                                             --------      --------     --------    --------  --------
Net increase (decrease) in net asset value from operations       4.70          1.63         (.51)       3.39      6.37
                                                             --------      --------     --------    --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.80)         (.88)        (.93)      (1.16)     (.72)
Distributions from net realized gain on investment
 transactions                                                   - 0 -          (.52)       (1.66)      (2.14)     (.37)
                                                             --------      --------     --------    --------  --------
Total dividends and distributions                                (.80)        (1.40)       (2.59)      (3.30)    (1.09)
                                                             --------      --------     --------    --------  --------
Net asset value, end of period                               $  30.22      $  26.32     $  26.09    $  29.19  $  29.10
                                                             ========      ========     ========    ========  ========

TOTAL RETURN
Total investment return based on net asset value(c)             18.20%+        6.66%       (1.80)%*    12.94%    27.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $198,641      $233,096     $263,259    $315,216  $239,047
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .73%          .76%         .73%        .74%      .77%
 Expenses, before waivers/reimbursements(d)                       .74%          .76%         .73%        .74%      .77%
 Net investment income                                           2.67%(b)+     3.13%(b)     3.36%       4.12%     3.32%
Portfolio turnover rate                                            58%           81%         117%        101%       81%
-----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 104.

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                                            YEAR ENDED NOVEMBER 30,
                                                                 2017        2016        2015      2014     2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 25.93      $ 25.73     $ 28.81    $ 28.77  $ 23.58
                                                             -------      -------     -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .56(b)+      .62(b)      .72        .98      .70
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  3.90          .82       (1.39)      2.18     5.42
                                                             -------      -------     -------    -------  -------
Net increase (decrease) in net asset value from operations      4.46         1.44        (.67)      3.16     6.12
                                                             -------      -------     -------    -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.62)        (.72)       (.75)      (.98)    (.56)
Distributions from net realized gain on investment
 transactions                                                  - 0 -         (.52)      (1.66)     (2.14)    (.37)
                                                             -------      -------     -------    -------  -------
Total dividends and distributions                               (.62)       (1.24)      (2.41)     (3.12)    (.93)
                                                             -------      -------     -------    -------  -------
Net asset value, end of period                               $ 29.77      $ 25.93     $ 25.73    $ 28.81  $ 28.77
                                                             =======      =======     =======    =======  =======

TOTAL RETURN
Total investment return based on net asset value(c)            17.46%+       5.98%      (2.42)%*   12.19%   26.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $14,266      $16,119     $16,881    $18,732  $17,928
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.39%        1.38%       1.38%      1.39%    1.40%
 Expenses, before waivers/reimbursements(d)                     1.39%        1.38%       1.38%      1.39%    1.40%
 Net investment income                                          2.01%(b)+    2.50%(b)    2.73%      3.57%    2.68%
Portfolio turnover rate                                           58%          81%        117%       101%      81%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS K
                                                                            YEAR ENDED NOVEMBER 30,
                                                                 2017        2016        2015      2014     2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 26.07      $ 25.85     $ 28.94    $ 28.88  $ 23.66
                                                             -------      -------     -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .64(b)+      .69(b)      .81       1.07      .79
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  3.92          .84       (1.41)      2.20     5.44
                                                             -------      -------     -------    -------  -------
Net increase (decrease) in net asset value from operations      4.56         1.53        (.60)      3.27     6.23
                                                             -------      -------     -------    -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.71)        (.79)       (.83)     (1.07)    (.64)
Distributions from net realized gain on investment
 transactions                                                  - 0 -         (.52)      (1.66)     (2.14)    (.37)
                                                             -------      -------     -------    -------  -------
Total dividends and distributions                               (.71)       (1.31)      (2.49)     (3.21)   (1.01)
                                                             -------      -------     -------    -------  -------
Net asset value, end of period                               $ 29.92      $ 26.07     $ 25.85    $ 28.94  $ 28.88
                                                             =======      =======     =======    =======  =======

TOTAL RETURN
Total investment return based on net asset value(c)            17.81%+       6.30%      (2.14)%*   12.55%   27.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 5,737      $ 5,214     $ 5,282    $ 7,817  $ 6,693
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.08%        1.09%       1.07%      1.08%    1.09%
 Expenses, before waivers/reimbursements(d)                     1.09%        1.09%       1.07%      1.08%    1.09%
 Net investment income                                          2.31%(b)+    2.79%(b)    3.06%      3.87%    3.03%
Portfolio turnover rate                                           58%          81%        117%       101%      81%
------------------------------------------------------------------------------------------------------------------

See footnote summary on page 104.

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2017        2016      2015      2014       2013
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $26.03      $25.83     $28.92    $ 28.87     $23.65
                                                             ------      ------     ------    -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .73(b)+     .85(b)     .91       1.13        .87
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 3.93         .75      (1.42)      2.22       5.44
                                                             ------      ------     ------    -------     ------
Net increase (decrease) in net asset value from operations     4.66        1.60       (.51)      3.35       6.31
                                                             ------      ------     ------    -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.80)       (.88)      (.92)     (1.16)      (.72)
Distributions from net realized gain on investment
 transactions                                                 - 0 -        (.52)     (1.66)     (2.14)      (.37)
                                                             ------      ------     ------    -------     ------
Total dividends and distributions                              (.80)      (1.40)     (2.58)     (3.30)     (1.09)
                                                             ------      ------     ------    -------     ------
Net asset value, end of period                               $29.89      $26.03     $25.83    $ 28.92     $28.87
                                                             ======      ======     ======    =======     ======

TOTAL RETURN
Total investment return based on net asset value(c)           18.23%+      6.62%     (1.80)%*   12.91%     27.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,434      $1,369     $2,984    $10,123     $6,724
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     .75%        .75%       .74%       .75%       .76%
 Expenses, before waivers/reimbursements(d)                     .76%        .76%       .74%       .75%       .76%
 Net investment income                                         2.64%(b)+   3.43%(b)   3.40%      4.11%      3.35%
Portfolio turnover rate                                          58%         81%       117%       101%        81%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Z
                                                                                                       OCTOBER 15,
                                                                                                        2013(e) TO
                                                                      YEAR ENDED NOVEMBER 30,          NOVEMBER 30,
                                                                2017        2016      2015      2014       2013
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $26.03      $25.82     $28.92    $ 28.87     $27.44
                                                             ------      ------     ------    -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .76(b)+     .80(b)     .89        .99        .19
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 3.92         .83      (1.38)      2.39       1.24
                                                             ------      ------     ------    -------     ------
Net increase (decrease) in net asset value from operations     4.68        1.63       (.49)      3.38       1.43
                                                             ------      ------     ------    -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.83)       (.90)      (.95)     (1.19)     - 0 -
Distributions from net realized gain on investment
 transactions                                                 - 0 -        (.52)     (1.66)     (2.14)     - 0 -
                                                             ------      ------     ------    -------     ------
Total dividends and distributions                              (.83)      (1.42)     (2.61)     (3.33)     - 0 -
                                                             ------      ------     ------    -------     ------
Net asset value, end of period                               $29.88      $26.03     $25.82    $ 28.92     $28.87
                                                             ======      ======     ======    =======     ======

TOTAL RETURN
Total investment return based on net asset value(c)           18.31%+      6.77%     (1.72)%*   13.01%      5.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,325      $2,002     $1,961    $ 1,277     $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     .65%        .66%       .64%       .67%       .67%^
 Expenses, before waivers/reimbursements(d)                     .66%        .66%       .64%       .67%       .67%^
 Net investment income                                         2.74%(b)+   3.24%(b)   3.44%      3.61%      5.10%^
Portfolio turnover rate                                          58%         81%       117%       101%        81%
-------------------------------------------------------------------------------------------------------------------

See footnote summary on page 104.

(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016 (annualized), such waiver amounted to .01% and less than .005%, respectively.

(e)Commencement of distribution.

 + For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

      NET INVESTMENT            NET INVESTMENT                TOTAL
     INCOME PER SHARE            INCOME RATIO                 RETURN
 ------------------------  ------------------------  ------------------------
          $.003                      .01%                      .01%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the year ended November 30, 2015 by 0.02%.

 ^ Annualized.

AB GLOBAL REAL ESTATE INVESTMENT FUND

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2017        2016       2015      2014      2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.61     $ 13.95     $ 14.65   $  13.39  $ 12.91
                                                             -------     -------     -------   --------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .29(b)      .29(b)      .25        .28      .28
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.60        (.12)       (.30)      1.48      .98
                                                             -------     -------     -------   --------  -------
Net increase (decrease) in net asset value from operations      1.89         .17        (.05)      1.76     1.26
                                                             -------     -------     -------   --------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.35)       (.51)       (.65)      (.50)    (.78)
                                                             -------     -------     -------   --------  -------
Net asset value, end of period                               $ 15.15     $ 13.61     $ 13.95   $  14.65  $ 13.39
                                                             =======     =======     =======   ========  =======
TOTAL RETURN
Total investment return based on net asset value(c)            14.12%       1.13%      (0.36)%    13.68%   10.10%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $64,862     $70,984     $76,020   $105,467  $79,216
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.33%       1.29%       1.30%      1.37%    1.40%
 Expenses, before waivers/reimbursements                        1.33%       1.29%       1.30%      1.37%    1.40%
 Net investment income                                          2.02%(b)    2.04%(b)    1.76%      2.01%    2.12%
Portfolio turnover rate                                           78%         83%         73%        90%     115%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2017        2016       2015      2014      2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.46     $ 13.79     $ 14.36   $  13.08  $ 12.60
                                                             -------     -------     -------   --------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .18(b)      .19(b)      .14        .18      .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.57        (.13)       (.30)      1.45      .96
                                                             -------     -------     -------   --------  -------
Net increase (decrease) in net asset value from operations      1.75         .06        (.16)      1.63     1.14
                                                             -------     -------     -------   --------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.24)       (.39)       (.41)      (.35)    (.66)
                                                             -------     -------     -------   --------  -------
Net asset value, end of period                               $ 14.97     $ 13.46     $ 13.79   $  14.36  $ 13.08
                                                             =======     =======     =======   ========  =======
TOTAL RETURN
Total investment return based on net asset value(c)            13.20%       0.36%      (1.15)%    12.86%    9.31%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   591     $   786     $ 1,132   $  1,822  $ 2,531
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        2.13%       2.09%       2.09%      2.13%    2.13%
 Expenses, before waivers/reimbursements                        2.13%       2.09%       2.09%      2.13%    2.13%
 Net investment income                                          1.30%(b)    1.33%(b)    1.00%      1.37%    1.36%
Portfolio turnover rate                                           78%         83%         73%        90%     115%
------------------------------------------------------------------------------------------------------------------

See footnote summary on page 108.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017        2016       2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.46     $ 13.80     $ 14.41   $ 13.18  $ 12.71
                                                             -------     -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .20(b)      .17(b)      .14       .18      .19
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.55        (.11)       (.29)     1.46      .96
                                                             -------     -------     -------   -------  -------
Net increase (decrease) in net asset value from operations      1.75         .06        (.15)     1.64     1.15
                                                             -------     -------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.22)       (.40)       (.46)     (.41)    (.68)
                                                             -------     -------     -------   -------  -------
Net asset value, end of period                               $ 14.99     $ 13.46     $ 13.80   $ 14.41  $ 13.18
                                                             =======     =======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)            13.21%       0.38%      (1.04)%   12.89%    9.34%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 9,818     $21,627     $21,246   $22,426  $22,058
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        2.08%       2.04%       2.05%     2.08%    2.11%
 Expenses, before waivers/reimbursements                        2.09%       2.05%       2.05%     2.08%    2.11%
 Net investment income                                          1.39%(b)    1.22%(b)     .99%     1.32%    1.46%
Portfolio turnover rate                                           78%         83%         73%       90%     115%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017        2016       2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.49     $ 13.83     $ 14.57   $ 13.33  $ 12.85
                                                             -------     -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .37(b)      .32(b)      .28       .29      .32
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.53        (.11)       (.29)     1.50      .97
                                                             -------     -------     -------   -------  -------
Net increase (decrease) in net asset value from operations      1.90         .21        (.01)     1.79     1.29
                                                             -------     -------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                            (.38)       (.55)       (.73)     (.55)    (.81)
                                                             -------     -------     -------   -------  -------
Net asset value, end of period                               $ 15.01     $ 13.49     $ 13.83   $ 14.57  $ 13.33
                                                             =======     =======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)            14.36%       1.42%      (0.07)%   14.02%   10.46%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $51,605     $37,191     $26,202   $35,882  $13,274
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.09%       1.03%       1.04%     1.07%    1.10%
 Expenses, before waivers/reimbursements                        1.09%       1.03%       1.04%     1.07%    1.10%
 Net investment income                                          2.56%(b)    2.27%(b)    1.96%     2.12%    2.37%
Portfolio turnover rate                                           78%         83%         73%       90%     115%
-----------------------------------------------------------------------------------------------------------------

See footnote summary on page 108.

---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS R
                                                                          YEAR ENDED NOVEMBER 30,
                                                             2017          2016      2015      2014     2013
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.45     $13.80     $ 14.46   $ 13.22  $ 12.77
                                                             ------     ------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .26(b)     .24(b)      .20       .24      .25
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.56       (.13)       (.29)     1.46      .96
                                                             ------     ------     -------   -------  -------
Net increase (decrease) in net asset value from operations     1.82        .11        (.09)     1.70     1.21
                                                             ------     ------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                           (.30)      (.46)       (.57)     (.46)    (.76)
                                                             ------     ------     -------   -------  -------
Net asset value, end of period                               $14.97     $13.45     $ 13.80   $ 14.46  $ 13.22
                                                             ======     ======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)           13.79%      0.76%      (0.60)%   13.41%    9.78%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $7,307     $8,654     $ 9,583   $10,296  $ 9,477
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.61%      1.60%       1.62%     1.65%    1.65%
 Expenses, before waivers/reimbursements                       1.61%      1.60%       1.62%     1.65%    1.65%
 Net investment income                                         1.82%(b)   1.72%(b)    1.41%     1.74%    1.89%
Portfolio turnover rate                                          78%        83%         73%       90%     115%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS K
                                                                          YEAR ENDED NOVEMBER 30,
                                                                2017       2016      2015      2014     2013
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.51     $13.85     $ 14.55   $ 13.31  $ 12.84
                                                             ------     ------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .30(b)     .28(b)      .25       .28      .30
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.57       (.11)       (.30)     1.47      .96
                                                             ------     ------     -------   -------  -------
Net increase (decrease) in net asset value from operations     1.87        .17        (.05)     1.75     1.26
                                                             ------     ------     -------   -------  -------
LESS: DIVIDENDS
Dividends from net investment income                           (.34)      (.51)       (.65)     (.51)    (.79)
                                                             ------     ------     -------   -------  -------
Net asset value, end of period                               $15.04     $13.51     $ 13.85   $ 14.55  $ 13.31
                                                             ======     ======     =======   =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)           14.12%      1.13%      (0.33)%   13.72%   10.14%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $9,910     $9,530     $10,471   $10,767  $10,083
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.35%      1.30%       1.30%     1.34%    1.34%
 Expenses, before waivers/reimbursements                       1.35%      1.30%       1.30%     1.34%    1.34%
 Net investment income                                         2.12%(b)   2.02%(b)    1.73%     2.08%    2.22%
Portfolio turnover rate                                          78%        83%         73%       90%     115%
---------------------------------------------------------------------------------------------------------------

See footnote summary on page 108.

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS I
                                                                         YEAR ENDED NOVEMBER 30,
                                                                2017       2016      2015     2014     2013
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.57     $13.91     $14.64    $13.39  $12.90
                                                             ------     ------     ------    ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .33(b)     .33(b)     .26       .33     .34
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.59       (.12)      (.26)     1.48     .96
                                                             ------     ------     ------    ------  ------
Net increase in net asset value from operations                1.92        .21        .00(d)   1.81    1.30
                                                             ------     ------     ------    ------  ------
LESS: DIVIDENDS
Dividends from net investment income                           (.39)      (.55)      (.73)     (.56)   (.81)
                                                             ------     ------     ------    ------  ------
Net asset value, end of period                               $15.10     $13.57     $13.91    $14.64  $13.39
                                                             ======     ======     ======    ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)           14.46%      1.47%      0.04%    14.11%  10.50%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $4,598     $4,477     $4,039    $2,485  $2,092
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        .98%       .95%       .99%     1.01%   1.03%
 Expenses, before waivers/reimbursements                        .98%       .95%       .99%     1.01%   1.03%
 Net investment income                                         2.31%(b)   2.34%(b)   1.83%     2.38%   2.53%
Portfolio turnover rate                                          78%        83%        73%       90%    115%
-------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)Amount is less than $0.005.

 * Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended November 30, 2013 by 0.03%.

AB INTERNATIONAL VALUE FUND

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2017        2016       2015      2014      2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.93      $12.67     $13.06     $13.86   $ 11.24
                                                             ------      ------     ------     ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .20(b)+     .19(b)     .24        .38       .21
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 2.87        (.75)      (.23)      (.55)     2.77
Contributions from Affiliates                                 - 0 -       - 0 -        .00(c)   - 0 -       .00(c)
                                                             ------      ------     ------     ------   -------
Net increase (decrease) in net asset value from operations     3.07        (.56)       .01       (.17)     2.98
                                                             ------      ------     ------     ------   -------
LESS: DIVIDENDS
Dividends from net investment income                           (.02)       (.18)      (.40)      (.63)     (.36)
                                                             ------      ------     ------     ------   -------
Net asset value, end of period                               $14.98      $11.93     $12.67     $13.06   $ 13.86
                                                             ======      ======     ======     ======   =======
TOTAL RETURN
Total investment return based on net asset value(d)           25.78%+     (4.49)%      .14%++   (1.19)%   27.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $  160      $  129     $  168     $  197   $   263
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    1.45%       1.50%      1.41%      1.47%     1.42%
 Expenses, before waivers/reimbursements(e)                    1.46%       1.50%      1.41%      1.47%     1.42%
 Net investment income                                         1.43%(b)+   1.61%(b)   1.90%      2.80%     1.70%
Portfolio turnover rate                                          50%         58%        71%        60%       56%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                            YEAR ENDED NOVEMBER 30,
                                                                2017        2016       2015      2014      2013
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.73      $12.37     $12.70     $13.46   $ 10.91
                                                             ------      ------     ------     ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .08(b)+     .09(b)     .11        .29       .12
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 2.82        (.73)      (.20)      (.54)     2.69
Contributions from Affiliates                                 - 0 -       - 0 -        .00(c)   - 0 -       .00(c)
                                                             ------      ------     ------     ------   -------
Net increase (decrease) in net asset value from operations     2.90        (.64)      (.09)      (.25)     2.81
                                                             ------      ------     ------     ------   -------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -       - 0 -       (.24)      (.51)     (.26)
                                                             ------      ------     ------     ------   -------
Net asset value, end of period                               $14.63      $11.73     $12.37     $12.70   $ 13.46
                                                             ======      ======     ======     ======   =======
TOTAL RETURN
Total investment return based on net asset value(d)           24.72%+     (5.17)%     (.70)%++  (1.86)%   26.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  990      $1,179     $2,289     $7,961   $14,653
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    2.26%       2.28%      2.23%      2.18%     2.14%
 Expenses, before waivers/reimbursements(e)                    2.27%       2.28%      2.23%      2.18%     2.14%
 Net investment income                                          .60%(b)+    .80%(b)    .87%      2.23%      .97%
Portfolio turnover rate                                          50%         58%        71%        60%       56%
------------------------------------------------------------------------------------------------------------------

See footnote summary on page 112.

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017        2016        2015       2014       2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.57      $ 12.28     $ 12.67     $ 13.46   $ 10.92
                                                             -------      -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .07(b)+      .10(b)      .14         .27       .12
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  2.81         (.74)       (.23)       (.52)     2.69
Contributions from Affiliates                                  - 0 -        - 0 -         .00(c)    - 0 -       .00(c)
                                                             -------      -------     -------     -------   -------
Net increase (decrease) in net asset value from operations      2.88         (.64)       (.09)       (.25)     2.81
                                                             -------      -------     -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -         (.07)       (.30)       (.54)     (.27)
                                                             -------      -------     -------     -------   -------
Net asset value, end of period                               $ 14.45      $ 11.57     $ 12.28     $ 12.67   $ 13.46
                                                             =======      =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            24.89%+      (5.22)%      (.62)%++   (1.87)%   26.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $16,223      $42,198     $58,504     $70,775   $88,329
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     2.22%        2.25%       2.15%       2.17%     2.13%
 Expenses, before waivers/reimbursements(e)                     2.23%        2.25%       2.15%       2.17%     2.13%
 Net investment income                                           .50%(b)+     .84%(b)    1.15%       2.05%      .99%
Portfolio turnover rate                                           50%          58%         71%         60%       56%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017        2016        2015       2014       2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 12.20      $ 12.96     $ 13.37     $ 14.17   $ 11.49
                                                             -------      -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .23(b)+      .22(b)      .28         .43       .25
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  2.94         (.77)       (.24)       (.55)     2.83
Contributions from Affiliates                                  - 0 -        - 0 -         .00(c)    - 0 -       .00(c)
                                                             -------      -------     -------     -------   -------
Net increase (decrease) in net asset value from operations      3.17         (.55)        .04        (.12)     3.08
                                                             -------      -------     -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            (.04)        (.21)       (.45)       (.68)     (.40)
                                                             -------      -------     -------     -------   -------
Net asset value, end of period                               $ 15.33      $ 12.20     $ 12.96     $ 13.37   $ 14.17
                                                             =======      =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            26.08%+      (4.26)%       .38%++     (.85)%   27.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $    65      $    61     $    81     $    92   $   132
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.21%        1.25%       1.14%       1.16%     1.12%
 Expenses, before waivers/reimbursements(e)                     1.21%        1.25%       1.14%       1.16%     1.12%
 Net investment income                                          1.66%(b)+    1.84%(b)    2.16%       3.17%     2.00%
Portfolio turnover rate                                           50%          58%         71%         60%       56%
----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 112.

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017        2016        2015       2014       2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.82      $ 12.54     $ 12.96     $ 13.75   $ 11.16
                                                             -------      -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .16(b)+      .16(b)      .20         .34       .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  2.85         (.75)       (.24)       (.52)     2.76
Contributions from Affiliates                                  - 0 -        - 0 -         .00(c)    - 0 -       .00(c)
                                                             -------      -------     -------     -------   -------
Net increase (decrease) in net asset value from operations      3.01         (.59)       (.04)       (.18)     2.94
                                                             -------      -------     -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -         (.13)       (.38)       (.61)     (.35)
                                                             -------      -------     -------     -------   -------
Net asset value, end of period                               $ 14.83      $ 11.82     $ 12.54     $ 12.96   $ 13.75
                                                             =======      =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            25.52%+      (4.69)%      (.23)%++   (1.35)%   26.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $16,561      $15,684     $19,181     $24,286   $30,986
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.71%        1.71%       1.69%       1.63%     1.61%
 Expenses, before waivers/reimbursements(e)                     1.72%        1.71%       1.69%       1.63%     1.61%
 Net investment income                                          1.15%(b)+    1.38%(b)    1.60%       2.59%     1.51%
Portfolio turnover rate                                           50%          58%         71%         60%       56%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS K
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017        2016        2015       2014       2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.90      $ 12.62     $ 13.04     $ 13.86   $ 11.23
                                                             -------      -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .20(b)+      .20(b)      .25         .36       .22
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  2.86         (.74)       (.25)       (.51)     2.77
Contributions from Affiliates                                  - 0 -        - 0 -         .00(c)    - 0 -       .00(c)
                                                             -------      -------     -------     -------   -------
Net increase (decrease) in net asset value from operations      3.06         (.54)      - 0 -        (.15)     2.99
                                                             -------      -------     -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            (.03)        (.18)       (.42)       (.67)     (.36)
                                                             -------      -------     -------     -------   -------
Net asset value, end of period                               $ 14.93      $ 11.90     $ 12.62     $ 13.04   $ 13.86
                                                             =======      =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            25.80%+      (4.34)%       .07%++    (1.06)%   27.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,888      $10,955     $11,979     $14,257   $23,484
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.40%        1.40%       1.38%       1.32%     1.30%
 Expenses, before waivers/reimbursements(e)                     1.41%        1.40%       1.38%       1.32%     1.30%
 Net investment income                                          1.47%(b)+    1.72%(b)    1.93%       2.72%     1.78%
Portfolio turnover rate                                           50%          58%         71%         60%       56%
----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 112.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS I
                                                                           YEAR ENDED NOVEMBER 30,
                                                                 2017        2016      2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.94      $12.68     $13.11    $13.92   $11.30
                                                             -------      ------     ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .25(b)+     .25(b)     .31       .44      .26
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  2.89        (.75)      (.25)     (.54)    2.79
Contributions from Affiliates                                  - 0 -       - 0 -        .00(c)  - 0 -      .00(c)
                                                             -------      ------     ------    ------   ------
Net increase (decrease) in net asset value from operations      3.14        (.50)       .06      (.10)    3.05
                                                             -------      ------     ------    ------   ------
LESS: DIVIDENDS
Dividends from net investment income                            (.07)       (.24)      (.49)     (.71)    (.43)
                                                             -------      ------     ------    ------   ------
Net asset value, end of period                               $ 15.01      $11.94     $12.68    $13.11   $13.92
                                                             =======      ======     ======    ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)            26.41%+     (3.98)%      .57%++   (.67)%  27.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,781      $2,504     $3,598    $3,342   $3,754
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .96%        .97%       .93%      .89%     .85%
 Expenses, before waivers/reimbursements(e)                      .97%        .97%       .93%      .89%     .85%
 Net investment income                                          1.79%(b)+   2.07%(b)   2.39%     3.30%    2.22%
Portfolio turnover rate                                           50%         58%        71%       60%      56%
-----------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived and reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01% for the Fund.

 + For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

      NET INVESTMENT            NET INVESTMENT
     INCOME PER SHARE            INCOME RATIO              TOTAL RETURN
 ------------------------  ------------------------  ------------------------
          $.002                      .01%                      .01%

++ Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund's performance for the year ended November 30, 2015 by 0.33%.

AB CORE OPPORTUNITIES FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                                 YEAR ENDED NOVEMBER 30,
                                                                  2017           2016          2015        2014       2013
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  19.03        $  19.19      $  20.94     $  18.17   $  13.93
                                                             --------        --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                               (.01)++          .04          (.00)(c)     (.01)      (.03)
Net realized and unrealized gain on investment transactions      4.21            1.08          1.09         2.78       4.27
Capital contributions                                             .00(d)          .00(d)      - 0 -        - 0 -      - 0 -
                                                             --------        --------      --------     --------   --------
Net increase in net asset value from operations                  4.20            1.12          1.09         2.77       4.24
                                                             --------        --------      --------     --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.02)          - 0 -         - 0 -        - 0 -      - 0 -
Distributions from net realized gain on investment
 transactions                                                    (.86)          (1.28)        (2.84)       - 0 -      - 0 -
                                                             --------        --------      --------     --------   --------
Total dividends and distributions                                (.88)          (1.28)        (2.84)       - 0 -      - 0 -
                                                             --------        --------      --------     --------   --------
Net asset value, end of period                               $  22.35        $  19.03      $  19.19     $  20.94   $  18.17
                                                             ========        ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(e)*            23.04%++         6.30%         5.97%       15.25%     30.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $162,046        $131,702      $111,181     $110,672   $113,458
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.09%           1.14%         1.20%        1.20%      1.28%
 Expenses, before waivers/reimbursements(f)                      1.13%           1.23%         1.28%        1.34%      1.41%
 Net investment income (loss)(b)                                 (.03)%++         .21%         (.01)%       (.04)%     (.18)%
Portfolio turnover rate                                           111%            107%           96%          75%        99%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS B
                                                                                 YEAR ENDED NOVEMBER 30,
                                                                  2017           2016          2015        2014       2013
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.31        $  17.60      $  19.47     $  16.94   $  13.02
                                                             --------        --------      --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(g)                                        (.04)(b)++      (.01)(b)      (.04)        (.06)      (.06)
Net realized and unrealized gain on investment transactions      3.80            1.00          1.01         2.59       3.98
Capital contributions                                             .00(d)          .00(d)      - 0 -        - 0 -      - 0 -
                                                             --------        --------      --------     --------   --------
Net increase in net asset value from operations                  3.76             .99           .97         2.53       3.92
                                                             --------        --------      --------     --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                    (.86)          (1.28)        (2.84)       - 0 -      - 0 -
                                                             --------        --------      --------     --------   --------
Net asset value, end of period                               $  20.21        $  17.31      $  17.60     $  19.47   $  16.94
                                                             ========        ========      ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(e)*            22.74%++         6.12%         5.77%       14.94%     30.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  1,537        $  1,933      $  2,835     $  3,945   $  4,777
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.28%           1.39%         1.41%        1.48%      1.53%
 Expenses, before waivers/reimbursements(f)                      1.92%           2.00%         2.01%        2.08%      2.13%
 Net investment loss(g)                                          (.24)%(b)++     (.04)%(b)     (.24)%       (.33)%     (.43)%
Portfolio turnover rate                                           111%            107%           96%          75%        99%
-----------------------------------------------------------------------------------------------------------------------------

See footnote summary on page 117.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017        2016      2015      2014      2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 16.54     $ 16.96    $ 18.95   $ 16.56   $ 12.79
                                                             -------     -------    -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(b)                                       (.14)++     (.08)      (.12)     (.13)     (.13)
Net realized and unrealized gain on investment transactions     3.63         .94        .97      2.52      3.90
Capital contributions                                            .00(d)      .00(d)   - 0 -     - 0 -     - 0 -
                                                             -------     -------    -------   -------   -------
Net increase in net asset value from operations                 3.49         .86        .85      2.39      3.77
                                                             -------     -------    -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.86)      (1.28)     (2.84)    - 0 -     - 0 -
                                                             -------     -------    -------   -------   -------
Net asset value, end of period                               $ 19.17     $ 16.54    $ 16.96   $ 18.95   $ 16.56
                                                             =======     =======    =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(e)*           22.13%++     5.48%      5.28%    14.43%    29.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $23,537     $34,093    $31,265   $31,444   $27,915
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                     1.84%       1.88%      1.90%     1.90%     1.98%
 Expenses, before waivers/reimbursements(f)                     1.88%       1.98%      1.99%     2.05%     2.11%
 Net investment loss(b)                                         (.82)%++    (.52)%     (.71)%    (.73)%    (.89)%
Portfolio turnover rate                                          111%        107%        96%       75%       99%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017        2016      2015      2014      2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 19.48     $ 19.56    $ 21.23   $ 18.36   $ 14.05
                                                             -------     -------    -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .05++       .10        .06       .06       .02
Net realized and unrealized gain on investment transactions     4.30        1.10       1.11      2.81      4.29
Capital contributions                                            .00(d)      .00(d)   - 0 -     - 0 -     - 0 -
                                                             -------     -------    -------   -------   -------
Net increase in net asset value from operations                 4.35        1.20       1.17      2.87      4.31
                                                             -------     -------    -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.05)      - 0 -      - 0 -     - 0 -     - 0 -
Distributions from net realized gain on investment
 transactions                                                   (.86)      (1.28)     (2.84)    - 0 -     - 0 -
                                                             -------     -------    -------   -------   -------
Total dividends and distributions                               (.91)      (1.28)     (2.84)    - 0 -     - 0 -
                                                             -------     -------    -------   -------   -------
Net asset value, end of period                               $ 22.92     $ 19.48    $ 19.56   $ 21.23   $ 18.36
                                                             =======     =======    =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(e)*           23.30%++     6.61%      6.30%    15.63%    30.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $66,334     $33,068    $ 8,819   $ 6,582   $ 3,010
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      .85%        .88%       .90%      .90%      .96%
 Expenses, before waivers/reimbursements(f)                      .88%        .98%       .98%     1.04%     1.11%
 Net investment income(b)                                        .23%++      .52%       .30%      .30%      .12%
Portfolio turnover rate                                          111%        107%        96%       75%       99%
-----------------------------------------------------------------------------------------------------------------

See footnote summary on page 117.

--------------------------------------------------------------------------------------------------------------
                                                                                  CLASS R
                                                                          YEAR ENDED NOVEMBER 30,
                                                                2017       2016      2015     2014      2013
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $18.53     $18.76     $20.56   $17.88    $13.74
                                                             ------     ------     ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                             (.06)++    (.00)(c)   (.04)    (.04)     (.06)
Net realized and unrealized gain on investment transactions    4.08       1.05       1.08     2.72      4.20
Capital contributions                                           .00(d)     .00(d)   - 0 -    - 0 -     - 0 -
                                                             ------     ------     ------   ------    ------
Net increase in net asset value from operations                4.02       1.05       1.04     2.68      4.14
                                                             ------     ------     ------   ------    ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (.86)     (1.28)     (2.84)   - 0 -     - 0 -
                                                             ------     ------     ------   ------    ------
Net asset value, end of period                               $21.69     $18.53     $18.76   $20.56    $17.88
                                                             ======     ======     ======   ======    ======
TOTAL RETURN
Total investment return based on net asset value(e)*          22.64%++    6.06%      5.80%   14.99%    30.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $6,565     $3,987     $3,201   $4,296    $3,570
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                    1.36%      1.38%      1.40%    1.40%     1.47%
 Expenses, before waivers/reimbursements(f)                    1.46%      1.56%      1.54%    1.59%     1.63%
 Net investment loss(b)                                        (.30)%++   (.03)%     (.23)%   (.24)%    (.39)%
Portfolio turnover rate                                         111%       107%        96%      75%       99%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                  CLASS K
                                                                          YEAR ENDED NOVEMBER 30,
                                                                2017       2016      2015     2014      2013
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $19.18     $19.33     $21.05   $18.26    $14.00
                                                             ------     ------     ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                             (.01)++     .04        .01      .00(c)   (.03)
Net realized and unrealized gain on investment transactions    4.24       1.09       1.11     2.79      4.29
Capital contributions                                           .00(d)     .00(d)   - 0 -    - 0 -     - 0 -
                                                             ------     ------     ------   ------    ------
Net increase in net asset value from operations                4.23       1.13       1.12     2.79      4.26
                                                             ------     ------     ------   ------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.02)     - 0 -      - 0 -    - 0 -     - 0 -
Distributions from net realized gain on investment
 transactions                                                  (.86)     (1.28)     (2.84)   - 0 -     - 0 -
                                                             ------     ------     ------   ------    ------
Total dividends and distributions                              (.88)     (1.28)     (2.84)   - 0 -     - 0 -
                                                             ------     ------     ------   ------    ------
Net asset value, end of period                               $22.53     $19.18     $19.33   $21.05    $18.26
                                                             ======     ======     ======   ======    ======
TOTAL RETURN
Total investment return based on net asset value(e)*          22.96%++    6.31%      6.09%   15.28%    30.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $4,833     $3,551     $3,439   $2,922    $2,345
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                    1.11%      1.13%      1.15%    1.15%     1.22%
 Expenses, before waivers/reimbursements(f)                    1.20%      1.26%      1.27%    1.32%     1.35%
 Net investment income (loss)(b)                               (.05)%++    .22%       .04%     .02%     (.16)%
Portfolio turnover rate                                         111%       107%        96%      75%       99%
--------------------------------------------------------------------------------------------------------------

See footnote summary on page 117.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017        2016      2015      2014        2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $19.67       $19.74     $21.40   $18.51        $14.15
                                                             ------       ------     ------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                     .06++        .09        .06      .05           .03
Net realized and unrealized gain on investment transactions    4.35         1.12       1.12     2.84          4.33
Capital contributions                                           .00(d)       .00(d)   - 0 -    - 0 -         - 0 -
                                                             ------       ------     ------   ------        ------
Net increase in net asset value from operations                4.41         1.21       1.18     2.89          4.36
                                                             ------       ------     ------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.06)       - 0 -      - 0 -    - 0 -         - 0 -
Distributions from net realized gain on investment
 transactions                                                  (.86)       (1.28)     (2.84)   - 0 -         - 0 -
                                                             ------       ------     ------   ------        ------
Total dividends and distributions                              (.92)       (1.28)     (2.84)   - 0 -         - 0 -
                                                             ------       ------     ------   ------        ------
Net asset value, end of period                               $23.16       $19.67     $19.74   $21.40        $18.51
                                                             ======       ======     ======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)*          23.35%++      6.60%      6.30%   15.61%        30.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $5,738       $1,889     $  513   $  243        $  176
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                     .83%         .87%       .90%     .90%          .90%
 Expenses, before waivers/reimbursements(f)                     .86%         .90%       .92%     .94%          .99%
 Net investment income(b)                                       .27%++       .51%       .30%     .28%          .22%
Portfolio turnover rate                                         111%         107%        96%      75%           99%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Z
                                                                                                         OCTOBER 15,
                                                                                                          2013(h) TO
                                                                       YEAR ENDED NOVEMBER 30,           NOVEMBER 30,
                                                                 2017        2016      2015      2014        2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $19.69       $19.75     $21.40   $18.51        $17.54
                                                             ------       ------     ------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .07(b)++     .10(b)     .07      .11(b)        .01(b)
Net realized and unrealized gain on investment transactions    4.36         1.12       1.12     2.78           .96
Capital contributions                                           .00(d)       .00(d)   - 0 -    - 0 -         - 0 -
                                                             ------       ------     ------   ------        ------
Net increase in net asset value from operations                4.43         1.22       1.19     2.89           .97
                                                             ------       ------     ------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.06)       - 0 -      - 0 -    - 0 -         - 0 -
Distributions from net realized gain on investment
 transactions                                                  (.86)       (1.28)     (2.84)   - 0 -         - 0 -
                                                             ------       ------     ------   ------        ------
Total dividends and distributions                              (.92)       (1.28)     (2.84)   - 0 -         - 0 -
                                                             ------       ------     ------   ------        ------
Net asset value, end of period                               $23.20       $19.69     $19.75   $21.40        $18.51
                                                             ======       ======     ======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)           23.46%++*     6.65%*     6.35%*  15.61%*        5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,117       $  697     $  359   $  224        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                     .74%         .82%       .85%     .83%          .90%^
 Expenses, before waivers/reimbursements(f)                     .78%         .84%       .85%     .83%         1.13%^
 Net investment income                                          .34%(b)++    .56%(b)    .38%     .56%(b)       .30%(b)^
Portfolio turnover rate                                         111%         107%        96%      75%           99%
-----------------------------------------------------------------------------------------------------------------------

See footnote summary on page 117.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Amount is less than $.0005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016 (annualized), such waiver amounted to 0.04% and 0.02%, respectively.

(g)Net of fees and expenses waived by Distributor.

(h)Commencement of distribution.

++ For the year ended November 30, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

      NET INVESTMENT            NET INVESTMENT
     INCOME PER SHARE            INCOME RATIO              TOTAL RETURN
 ------------------------  ------------------------  ------------------------
          $.002                      .01%                      .01%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by 0.20%, 0.02%, 0.19%, 0.05% and
   0.11%, respectively.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended November 30, 2016 by 0.001%.

   Includes the impact of proceeds received and credited to the Fund resulting from a third party regulatory settlement, which enhanced the Fund's performance for the year ended November 30, 2017 by 0.02%.

 ^ Annualized.

AB GLOBAL RISK ALLOCATION FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 2017           2016           2015        2014       2013
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.79      $  15.29        $  17.54      $  16.48  $  17.72
                                                             --------      --------        --------      --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .13(b)        .15(b)+         .16           .21       .10
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   1.67           .36            (.60)         1.11      (.02)
Contributions from Adviser                                        .00(c)        .00(c)          .01         - 0 -       .01
Capital Contributions                                             .00(c)      - 0 -           - 0 -         - 0 -     - 0 -
                                                             --------      --------        --------      --------  --------
Net increase (decrease) in net asset value from operations       1.80           .51            (.43)         1.32       .09
                                                             --------      --------        --------      --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.84)         (.01)          (1.10)        - 0 -      (.15)
Distributions from net realized gain on investment
 transactions                                                   - 0 -         - 0 -            (.48)         (.26)    (1.18)
Tax return of capital                                           - 0 -         - 0 -            (.24)        - 0 -     - 0 -
                                                             --------      --------        --------      --------  --------
Total dividends and distributions                                (.84)         (.01)          (1.82)         (.26)    (1.33)
                                                             --------      --------        --------      --------  --------
Net asset value, end of period                               $  16.75      $  15.79        $  15.29      $  17.54  $  16.48
                                                             ========      ========        ========      ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)*#           12.00%         3.34%+         (2.56)%(e)     8.14%      .57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $243,518      $228,036        $267,703      $304,092  $330,368
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                   1.29%         1.28%           1.28%         1.28%     1.17%
 Expenses, before waivers/reimbursements(f)(g)                   1.30%         1.30%           1.28%         1.28%     1.17%
 Net investment income                                            .79%(b)       .96%(b)+       1.01%         1.25%      .58%
Portfolio turnover rate                                            30%           79%            250%           96%      158%**
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 2017           2016           2015        2014       2013
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  14.32      $  13.96        $  16.13      $  15.29  $  16.57
                                                             --------      --------        --------      --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  (.02)(b)     - 0 -(b)(c)+      .01           .08      (.03)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   1.54           .36            (.52)         1.02       .00(c)
Contributions from Adviser                                        .00(c)        .00(c)          .01         - 0 -       .01
Capital Contributions                                             .00(c)      - 0 -           - 0 -         - 0 -     - 0 -
                                                             --------      --------        --------      --------  --------
Net increase (decrease) in net asset value from operations       1.52           .36            (.50)         1.10      (.02)
                                                             --------      --------        --------      --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.71)        - 0 -            (.95)        - 0 -      (.08)
Distributions from net realized gain on investment
 transactions                                                   - 0 -         - 0 -            (.48)         (.26)    (1.18)
Tax return of capital                                           - 0 -         - 0 -            (.24)        - 0 -     - 0 -
                                                             --------      --------        --------      --------  --------
Total dividends and distributions                                (.71)        - 0 -           (1.67)         (.26)    (1.26)
                                                             --------      --------        --------      --------  --------
Net asset value, end of period                               $  15.13      $  14.32        $  13.96      $  16.13  $  15.29
                                                             ========      ========        ========      ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)*#           11.12%         2.58%+         (3.30)%(e)     7.32%     (.12)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  2,643      $  3,676        $  6,033      $ 11,730  $ 18,652
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                   2.08%         2.04%           2.05%         2.01%     1.89%
 Expenses, before waivers/reimbursements(f)(g)                   2.10%         2.06%           2.05%         2.01%     1.89%
 Net investment income (loss)                                    (.16)%(b)      .01%(b)+        .10%          .54%     (.21)%
Portfolio turnover rate                                            30%           79%            250%           96%      158%**
------------------------------------------------------------------------------------------------------------------------------

See footnote summary on pages 121 and 122.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017         2016         2015       2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.37      $ 14.01      $ 16.22      $ 15.37  $ 16.66
                                                             -------      -------      -------      -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.07)(b)      .03(b)+      .04          .08     (.02)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.60          .33         (.55)        1.03     (.01)
Contributions from Adviser                                       .00(c)       .00(c)       .01        - 0 -      .01
Capital Contributions                                            .00(c)     - 0 -        - 0 -        - 0 -    - 0 -
                                                             -------      -------      -------      -------  -------
Net increase (decrease) in net asset value from operations      1.53          .36         (.50)        1.11     (.02)
                                                             -------      -------      -------      -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.73)       - 0 -         (.99)       - 0 -     (.09)
Distributions from net realized gain on investment
 transactions                                                  - 0 -        - 0 -         (.48)        (.26)   (1.18)
Tax return of capital                                          - 0 -        - 0 -         (.24)       - 0 -    - 0 -
                                                             -------      -------      -------      -------  -------
Total dividends and distributions                               (.73)       - 0 -        (1.71)        (.26)   (1.27)
                                                             -------      -------      -------      -------  -------
Net asset value, end of period                               $ 15.17      $ 14.37      $ 14.01      $ 16.22  $ 15.37
                                                             =======      =======      =======      =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)*#          11.18%        2.57%+      (3.27)%(e)    7.35%    (.12)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,188      $40,885      $50,508      $57,567  $60,336
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                  2.05%        2.03%        2.02%        2.00%    1.89%
 Expenses, before waivers/reimbursements(f)(g)                  2.06%        2.05%        2.02%        2.00%    1.89%
 Net investment income (loss)                                   (.46)%(b)     .18%(b)+     .26%         .53%    (.14)%
Portfolio turnover rate                                           30%          79%         250%          96%     158%**
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                              YEAR ENDED NOVEMBER 30,
                                                                 2017         2016         2015       2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.94      $ 15.41      $ 17.67      $ 16.55  $ 17.77
                                                             -------      -------      -------      -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .19(b)       .16(b)+      .21          .21      .14
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.67          .40         (.61)        1.17     (.02)
Contributions from Adviser                                       .00(c)       .00(c)       .01        - 0 -      .02
Capital Contributions                                            .00(c)     - 0 -        - 0 -        - 0 -    - 0 -
                                                             -------      -------      -------      -------  -------
Net increase (decrease) in net asset value from operations      1.86          .56         (.39)        1.38      .14
                                                             -------      -------      -------      -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.88)        (.03)       (1.15)       - 0 -     (.18)
Distributions from net realized gain on investment
 transactions                                                  - 0 -        - 0 -         (.48)        (.26)   (1.18)
Tax return of capital                                          - 0 -        - 0 -         (.24)       - 0 -    - 0 -
                                                             -------      -------      -------      -------  -------
Total dividends and distributions                               (.88)        (.03)       (1.87)        (.26)   (1.36)
                                                             -------      -------      -------      -------  -------
Net asset value, end of period                               $ 16.92      $ 15.94      $ 15.41      $ 17.67  $ 16.55
                                                             =======      =======      =======      =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)*#          12.38%        3.55%+      (2.27)%(e)    8.41%     .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $17,200      $12,960      $23,311      $20,893  $22,933
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                  1.04%        1.03%        1.02%        1.00%     .88%
 Expenses, before waivers/reimbursements(f)(g)                  1.05%        1.05%        1.02%        1.00%     .88%
 Net investment income                                          1.19%(b)     1.06%(b)+    1.34%        1.25%     .85%
Portfolio turnover rate                                           30%          79%         250%          96%     158%**
-----------------------------------------------------------------------------------------------------------------------

See footnote summary on pages 121 and 122.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS R
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017       2016        2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.61     $15.15      $17.40      $16.40  $17.66
                                                             ------     ------      ------      ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .06(b)     .06(b)+     .11         .16     .04
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.67        .40        (.60)       1.10    (.02)
Contributions from Adviser                                      .00(c)     .00(c)      .01       - 0 -     .02
Capital Contributions                                           .00(c)   - 0 -       - 0 -       - 0 -   - 0 -
                                                             ------     ------      ------      ------  ------
Net increase (decrease) in net asset value from operations     1.73        .46        (.48)       1.26     .04
                                                             ------     ------      ------      ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.75)     - 0 -       (1.05)      - 0 -    (.12)
Distributions from net realized gain on investment
 transactions                                                 - 0 -      - 0 -        (.48)       (.26)  (1.18)
Tax return of capital                                         - 0 -      - 0 -        (.24)      - 0 -   - 0 -
                                                             ------     ------      ------      ------  ------
Total dividends and distributions                              (.75)     - 0 -       (1.77)       (.26)  (1.30)
                                                             ------     ------      ------      ------  ------
Net asset value, end of period                               $16.59     $15.61      $15.15      $17.40  $16.40
                                                             ======     ======      ======      ======  ======
TOTAL RETURN
Total investment return based on net asset value(d)*#         11.63%      3.04%+     (2.84)%(e)   7.75%    .29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,526     $2,743      $4,241      $4,523  $3,676
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                 1.63%      1.61%       1.61%       1.59%   1.46%
 Expenses, before waivers/reimbursements(f)(g)                 1.64%      1.62%       1.61%       1.59%   1.46%
 Net investment income                                          .36%(b)    .41%(b)+    .69%        .95%    .23%
Portfolio turnover rate                                          30%        79%        250%         96%    158%**
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS K
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017       2016        2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.75     $15.25      $17.50      $16.45  $17.68
                                                             ------     ------      ------      ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .10(b)     .15(b)+     .16         .21     .09
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.68        .36        (.59)       1.10     .00(c)
Contributions from Adviser                                      .00(c)     .00(c)      .01       - 0 -     .01
Capital Contributions                                           .00(c)   - 0 -       - 0 -       - 0 -   - 0 -
                                                             ------     ------      ------      ------  ------
Net increase (decrease) in net asset value from operations     1.78        .51        (.42)       1.31     .10
                                                             ------     ------      ------      ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.82)      (.01)      (1.11)      - 0 -    (.15)
Distributions from net realized gain on investment
 transactions                                                 - 0 -      - 0 -        (.48)       (.26)  (1.18)
Tax return of capital                                         - 0 -      - 0 -        (.24)      - 0 -   - 0 -
                                                             ------     ------      ------      ------  ------
Total dividends and distributions                              (.82)      (.01)      (1.83)       (.26)  (1.33)
                                                             ------     ------      ------      ------  ------
Net asset value, end of period                               $16.71     $15.75      $15.25      $17.50  $16.45
                                                             ======     ======      ======      ======  ======
TOTAL RETURN
Total investment return based on net asset value(d)*#         12.00%      3.27%+     (2.55)%(e)   8.09%    .64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,265     $1,809      $1,939      $2,098  $2,033
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                 1.31%      1.30%       1.30%       1.27%   1.16%
 Expenses, before waivers/reimbursements(f)(g)                 1.33%      1.31%       1.30%       1.27%   1.16%
 Net investment income                                          .66%(b)   1.00%(b)+    .99%       1.26%    .57%
Portfolio turnover rate                                          30%        79%        250%         96%    158%**
-----------------------------------------------------------------------------------------------------------------

See footnote summary on pages 121 and 122.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS I
                                                                           YEAR ENDED NOVEMBER 30,
                                                                2017       2016        2015      2014     2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.94     $15.39      $17.66      $16.52  $17.72
                                                             ------     ------      ------      ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .18(b)     .29(b)+     .22         .27     .10
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.69        .30        (.60)       1.13     .05++
Contributions from Adviser                                      .00(c)     .00(c)      .01       - 0 -     .01
Capital Contributions                                           .00(c)   - 0 -       - 0 -       - 0 -   - 0 -
                                                             ------     ------      ------      ------  ------
Net increase (decrease) in net asset value from operations     1.87        .59        (.37)       1.40     .16
                                                             ------     ------      ------      ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.91)      (.04)      (1.18)      - 0 -    (.18)
Distributions from net realized gain on investment
 transactions                                                 - 0 -      - 0 -        (.48)       (.26)  (1.18)
Tax return of capital                                         - 0 -      - 0 -        (.24)      - 0 -   - 0 -
                                                             ------     ------      ------      ------  ------
Total dividends and distributions                              (.91)      (.04)      (1.90)       (.26)  (1.36)
                                                             ------     ------      ------      ------  ------
Net asset value, end of period                               $16.90     $15.94      $15.39      $17.66  $16.52
                                                             ======     ======      ======      ======  ======
TOTAL RETURN
Total investment return based on net asset value(d)*#         12.39%      3.81%+     (2.12)%(e)   8.55%   1.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,467     $2,218      $  402      $   49  $   84
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                  .93%       .86%        .91%        .83%    .71%
 Expenses, before waivers/reimbursements(f)(g)                  .95%       .87%        .91%        .83%    .71%
 Net investment income                                         1.14%(b)   1.88%(b)+   1.45%       1.59%    .98%
Portfolio turnover rate                                          30%        79%        250%         96%    158%**
-----------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund's performance would have been reduced by 0.07% for the year ended November 30, 2015.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016 (annualized) such waiver amounted to 0.01% and 0.02%, respectively.

(g)The expense ratios presented below exclude interest expense:

                                                                          YEAR ENDED NOVEMBER 30,
                                                                        2017  2016  2015 2014 2013
---------------------------------------------------------------------------------------------------
CLASS A
   Net of waivers/reimbursements                                        1.29% 1.28% N/A  N/A  1.17%
   Before waivers/reimbursements                                        1.30% 1.29% N/A  N/A  1.17%
CLASS B
   Net of waivers/reimbursements                                        2.08% 2.04% N/A  N/A  1.89%
   Before waivers/reimbursements                                        2.10% 2.06% N/A  N/A  1.89%
CLASS C
   Net of waivers/reimbursements                                        2.05% 2.03% N/A  N/A  1.88%
   Before waivers/reimbursements                                        2.06% 2.05% N/A  N/A  1.88%
ADVISOR CLASS
   Net of waivers/reimbursements                                        1.04% 1.03% N/A  N/A   .87%
   Before waivers/reimbursements                                        1.05% 1.05% N/A  N/A   .87%
CLASS R
   Net of waivers/reimbursements                                        1.63% 1.61% N/A  N/A  1.46%
   Before waivers/reimbursements                                        1.64% 1.62% N/A  N/A  1.46%
CLASS K
   Net of waivers/reimbursements                                        1.31% 1.29% N/A  N/A  1.15%
   Before waivers/reimbursements                                        1.33% 1.31% N/A  N/A  1.15%
CLASS I
   Net of waivers/reimbursements                                         .93%  .85% N/A  N/A   .71%
   Before waivers/reimbursements                                         .95%  .87% N/A  N/A   .71%
---------------------------------------------------------------------------------------------------

 + For the year ended November 30, 2016 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

      NET INVESTMENT            NET INVESTMENT
     INCOME PER SHARE            INCOME RATIO              TOTAL RETURN
 ------------------------  ------------------------  ------------------------
          $.001                      .06%                      .06%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by 0.81%, 0.01%, 0.08%, 0.06% and
   0.04%, respectively.

   Includes the impact of proceeds received and credited to the Fund resulting from a third party regulatory settlement, which enhanced the Fund's performance for the year ended November 30, 2017 by .02%.

 # The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

** The Fund accounts for dollar roll transactions as purchases and sales.

++ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

AB SMALL CAP VALUE PORTFOLIO

-----------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
                                                                                               DECEMBER 3,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                          2017        2016         2015
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.65    $  10.64      $ 10.00
                                                                       --------    --------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                         (.02)       (.01)         .00(d)
Net realized and unrealized gain on investment transactions                1.45        2.07          .66
                                                                       --------    --------      -------
Net increase in net asset value from operations                            1.43        2.06          .66
                                                                       --------    --------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      - 0 -        (.01)        (.02)
Distributions from net realized gain on investment transactions            (.07)       (.04)       - 0 -
                                                                       --------    --------      -------
Total dividends and distributions                                          (.07)       (.05)        (.02)
                                                                       --------    --------      -------
Net asset value, end of period                                         $  14.01    $  12.65      $ 10.64
                                                                       ========    ========      =======
TOTAL RETURN
Total investment return based on net asset value(e)                       11.35%      19.52%        6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $197,908    $140,096      $79,707
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                                1.24%       1.25%        1.25%^
 Expenses, before waivers/reimbursements(f)                                1.25%       1.43%        1.91%^
 Net investment income (loss)(c)                                           (.18)%      (.12)%        .02%^
Portfolio turnover rate                                                      36%         51%          43%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                                    CLASS C
                                                                                               DECEMBER 3,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                          2017        2016         2015
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.48    $  10.56      $ 10.00
                                                                       --------    --------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.12)       (.09)        (.08)
Net realized and unrealized gain on investment transactions                1.43        2.05          .66
                                                                       --------    --------      -------
Net increase in net asset value from operations                            1.31        1.96          .58
                                                                       --------    --------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      - 0 -       - 0 -         (.02)
Distributions from net realized gain on investment transactions            (.07)       (.04)       - 0 -
                                                                       --------    --------      -------
Total dividends and distributions                                          (.07)       (.04)        (.02)
                                                                       --------    --------      -------
Net asset value, end of period                                         $  13.72    $  12.48      $ 10.56
                                                                       ========    ========      =======
TOTAL RETURN
Total investment return based on net asset value(e)                       10.53%      18.62%        5.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $     41    $     53      $    34
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                                1.99%       2.00%        2.00%^
 Expenses, before waivers/reimbursements(f)                                2.07%       2.31%        4.26%^
 Net investment loss(c)                                                    (.94)%      (.84)%       (.75)%^
Portfolio turnover rate                                                      36%         51%          43%
-----------------------------------------------------------------------------------------------------------

See footnote summary on page 124.

------------------------------------------------------------------------------------------------------------
                                                                               ADVISOR CLASS
                                                                                               DECEMBER 3,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                         2017        2016          2015
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.71      $10.66        $10.00
                                                                         -------     ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .01         .01           .02
Net realized and unrealized gain on investment transactions               1.47        2.09           .66
                                                                         -------     ------       ------
Net increase in net asset value from operations                           1.48        2.10           .68
                                                                         -------     ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     - 0 -        (.01)         (.02)
Distributions from net realized gain on investment transactions           (.07)       (.04)        - 0 -
                                                                         -------     ------       ------
Total dividends and distributions                                         (.07)       (.05)         (.02)
                                                                         -------     ------       ------
Net asset value, end of period                                         $ 14.12      $12.71        $10.66
                                                                         =======     ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                      11.69%      19.74%         6.83%(g)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $73,679      $7,635        $4,075
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                                .99%       1.00%         1.00%^
 Expenses, before waivers/reimbursements(f)                               1.00%       1.19%         3.55%^
 Net investment income(c)                                                  .07%        .11%          .24%^
Portfolio turnover rate                                                     36%         51%           43%
------------------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to 0.01% for the Fund.

(g)The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB ALL MARKET INCOME PORTFOLIO

-----------------------------------------------------------------------------------------------------------
                                                                                 CLASS A
                                                                                               DECEMBER 18,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                        2017         2016          2015
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.90       $9.75         $10.00
                                                                         ------       -----       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .45         .39            .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .72         .37           (.24)
                                                                         ------       -----       ------
Net increase in net asset value from operations                          1.17         .76            .11
                                                                         ------       -----       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.64)       (.52)          (.36)
Distributions from net realized gain on investment transactions         - 0 -        (.09)         - 0 -
                                                                         ------       -----       ------
Total dividends and distributions                                        (.64)       (.61)          (.36)
                                                                         ------       -----       ------
Net asset value, end of period                                         $10.43       $9.90         $ 9.75
                                                                         ======       =====       ======
TOTAL RETURN
Total investment return based on net asset value(d)                     12.30%       8.20%          1.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,247       $ 399         $   18
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                               .76%        .78%           .77%^
 Expenses, before waivers/reimbursements(e)                              1.80%       3.91%          3.92%^
 Net investment income(c)                                                4.39%       4.04%          3.67%^
Portfolio turnover rate                                                    69%         94%            88%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                                 CLASS C
                                                                                               DECEMBER 18,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                        2017         2016          2015
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.90       $9.75         $10.00
                                                                         ------       -----       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .37         .33            .28
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .73         .36           (.24)
                                                                         ------       -----       ------
Net increase in net asset value from operations                          1.10         .69            .04
                                                                         ------       -----       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.56)       (.45)          (.29)
Distributions from net realized gain on investment transactions         - 0 -        (.09)         - 0 -
                                                                         ------       -----       ------
Total dividends and distributions                                        (.56)       (.54)          (.29)
                                                                         ------       -----       ------
Net asset value, end of period                                         $10.44       $9.90         $ 9.75
                                                                         ======       =====       ======
TOTAL RETURN
Total investment return based on net asset value(d)                     11.42%       7.42%           .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  426       $ 102         $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              1.52%       1.54%          1.52%^
 Expenses, before waivers/reimbursements(e)                              2.65%       4.70%          4.57%^
 Net investment income(c)                                                3.63%       3.35%          2.89%^
Portfolio turnover rate                                                    69%         94%            88%
-----------------------------------------------------------------------------------------------------------

See footnote summary on page 126.

-----------------------------------------------------------------------------------------------------------
                                                                               ADVISOR CLASS
                                                                                               DECEMBER 18,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                         2017        2016          2015
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.91     $  9.75       $ 10.00
                                                                        -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .47         .50           .37
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .73         .29          (.24)
                                                                        -------     -------      -------
Net increase in net asset value from operations                           1.20         .79           .13
                                                                        -------     -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.66)       (.54)         (.38)
Distributions from net realized gain on investment transactions          - 0 -        (.09)        - 0 -
                                                                        -------     -------      -------
Total dividends and distributions                                         (.66)       (.63)         (.38)
                                                                        -------     -------      -------
Net asset value, end of period                                         $ 10.45     $  9.91       $  9.75
                                                                        =======     =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)                      12.53%       8.51%         1.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $89,667     $19,926       $17,919
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                .52%        .53%          .53%^
 Expenses, before waivers/reimbursements(e)                               1.61%       3.40%         3.52%^
 Net investment income(c)                                                 4.64%       5.08%         3.88%^
Portfolio turnover rate                                                     69%         94%           88%
-----------------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

                                                                                               DECEMBER 18,
                                                                                                2014(a) TO
                                                                       YEAR ENDED NOVEMBER 30, NOVEMBER 30,
                                                                       2017        2016            2015
-----------------------------------------------------------------------------------------------------------
Class A                                                                .22%        .21%            .22%^
Class C                                                                .22%        .20%            .22%^
Advisor Class                                                          .22%        .21%            .21%^

 ^ Annualized.

AB ASIA EX-JAPAN EQUITY PORTFOLIO

-------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                                    DECEMBER 3,
                                                                        YEAR ENDED   2015(a) TO
                                                                       NOVEMBER 30, NOVEMBER 30,
                                                                           2017         2016
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.51       $10.00
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .35          .10
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               3.15          .47
                                                                          ------       ------
Net increase in net asset value from operations                             3.50          .57
                                                                          ------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.13)        (.06)
                                                                          ------       ------
Net asset value, end of period                                            $13.88       $10.51
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                        33.69%        5.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $  367       $   20
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    1.40%        1.40%(e)
 Expenses, before waivers/reimbursements                                    8.62%       10.32%(e)
 Net investment income(c)                                                   2.71%        1.03%(e)
Portfolio turnover rate                                                       73%          78%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                                CLASS C
                                                                                    DECEMBER 3,
                                                                        YEAR ENDED   2015(a) TO
                                                                       NOVEMBER 30, NOVEMBER 30,
                                                                           2017         2016
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.44       $10.00
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .24          .03
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               3.16          .46
                                                                          ------       ------
Net increase in net asset value from operations                             3.40          .49
                                                                          ------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.02)        (.05)
                                                                          ------       ------
Net asset value, end of period                                            $13.82       $10.44
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                        32.65%        4.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $   66       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    2.15%        2.15%(e)
 Expenses, before waivers/reimbursements                                    9.70%       11.28%(e)
 Net investment income(c)                                                   1.87%         .31%(e)
Portfolio turnover rate                                                       73%          78%
-------------------------------------------------------------------------------------------------

See footnote summary on page 128.

-------------------------------------------------------------------------------------------------
                                                                             ADVISOR CLASS
                                                                                    DECEMBER 3,
                                                                        YEAR ENDED   2015(a) TO
                                                                       NOVEMBER 30, NOVEMBER 30,
                                                                           2017         2016
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.53       $10.00
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .25          .13
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               3.28          .46
                                                                          ------       ------
Net increase in net asset value from operations                             3.53          .59
                                                                          ------       ------
LESS: DIVIDENDS
Dividends from net investment income                                        (.14)        (.06)
                                                                          ------       ------
Net asset value, end of period                                            $13.92       $10.53
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                        33.86%        6.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $5,991       $5,296
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    1.15%        1.15%(e)
 Expenses, before waivers/reimbursements                                    7.72%       10.11%(e)
 Net investment income(c)                                                   2.07%        1.31%(e)
Portfolio turnover rate                                                       73%          78%
-------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses". Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.

AB VALUE FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  523.53    $ 9,955.22
   2              9,955.22      497.76    10,452.98     102.44     10,350.54
   3             10,350.54      517.53    10,868.07     106.51     10,761.56
   4             10,761.56      538.08    11,299.64     110.74     11,188.90
   5             11,188.90      559.45    11,748.35     115.13     11,633.22
   6             11,633.22      581.66    12,214.88     119.71     12,095.17
   7             12,095.17      604.76    12,699.93     124.46     12,575.47
   8             12,575,47      628.77    13,204.24     129.40     13,074.84
   9             13,074.84      653.74    13,728.58     134.54     13,594.04
   10            13,594.04      679.70    14,273.74     139.88     14,133.86
   --------------------------------------------------------------------------
   Cumulative                $5,740.20               $1,606.34

AB DISCOVERY VALUE FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  538.61    $ 9,940.14
   2              9,940.14      497.01    10,437.15     117.94     10,319.21
   3             10,319.21      515.96    10,835.17     122.44     10,712.73
   4             10,712.73      535.64    11,248.37     127.11     11,121.26
   5             11,121.26      556.06    11,677.32     131.95     11,545.37
   6             11,545.37      577.27    12,122.64     136.99     11,985.65
   7             11,985.65      599.28    12,584.93     142.21     12,442.72
   8             12,442.72      622.14    13,064.86     147.63     12,917.23
   9             12,917.23      645.86    13,563.09     153.26     13,409.83
   10            13,409.83      670.49    14,080.32     159.11     13,921.21
   --------------------------------------------------------------------------
   Cumulative                $5,698.46               $1,777.25

AB RELATIVE VALUE FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  515.48    $ 9,963.27
   2              9,963.27      498.16    10,461.43     105.66     10,355.77
   3             10,355.77      517.79    10,873.56     109.82     10,763.74
   4             10,763.74      538.19    11,301.93     114.15     11,187.78
   5             11,187.78      559.39    11,747.17     118.65     11,628.52
   6             11,628.52      581.43    12,209.95     123.32     12,086.63
   7             12,086.63      604.33    12,690.96     128.18     12,562.78
   8             12,562.78      628.14    13,190.92     133.23     13,057.69
   9             13,057.69      652.88    13,710.57     138.48     13,572.09
   10            13,572.09      678.60    14,250.69     143.93     14,106.76
   --------------------------------------------------------------------------
   Cumulative                $5,737.66               $1,630.90

AB EQUITY INCOME FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  524.53    $ 9,954.22
   2              9,954.22      497.71    10,451.93     103.47     10,348.46
   3             10,348.46      517.42    10,865.88     107.57     10,758.31
   4             10,758.31      537.92    11,296.23     111.83     11,184.40
   5             11,184.40      559.22    11,743.62     116.26     11,627.36
   6             11,627.36      581.37    12,208.73     120.87     12,087.86
   7             12,087.86      604.39    12,692.25     125.65     12,566.60
   8             12,566.60      628.33    13,194.93     130.63     13,064.30
   9             13,064.30      653.22    13,717.52     135.80     13,581.72
   10            13,581.72      679.09    14,260.81     141.18     14,119.63
   --------------------------------------------------------------------------
   Cumulative                $5,737.42               $1,617.79

AB GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  558.71    $ 9,920.04
   2              9,920.04      496.00    10,416.04     138.53     10,277.51
   3             10,277.51      513.88    10,791.39     143.53     10,647.86
   4             10,647.86      532.39    11,180.25     148.70     11,031.55
   5             11,031.55      551.58    11,583.13     154.06     11,429.07
   6             11,429.07      571.45    12,000.52     159.61     11,840.91
   7             11,840.91      592.05    12,432.96     165.36     12,267.60
   8             12,267.60      613.38    12,880.98     171.32     12,709.66
   9             12,709.66      635.48    13,345.14     177.49     13,167.65
   10            13,167.65      658.38    13,826.03     183.89     13,642.14
   --------------------------------------------------------------------------
   Cumulative                $5,643.34               $2,001.20

AB INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  571.78    $ 9,906.97
   2              9,906.97      495.35    10,402.32     151.87     10,250.45
   3             10,250.45      512.52    10,762.97     157.14     10,605.83
   4             10,605.83      530.29    11,136.12     162.59     10,973.53
   5             10,973.53      548.68    11,522.21     168.22     11,353.99
   6             11,353.99      567.70    11,921.69     174.06     11,747.63
   7             11,747.63      587.38    12,335.01     180.09     12,154.92
   8             12,154.92      607.75    12,762.67     186.33     12,576.34
   9             12,576.34      628.82    13,205.16     192.80     13,012.36
   10            13,012.36      650.62    13,662.98     199.48     13,463.50
   --------------------------------------------------------------------------
   Cumulative                $5,607.86               $2,144.36

AB CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  539.61    $ 9,939.14
   2              9,939.14      496.96    10,436.10     122.10     10,314.00
   3             10,314.00      515.70    10,829.70     126.71     10,702.99
   4             10,702.99      535.15    11,238.14     131.49     11,106.65
   5             11,106.65      555.33    11,661.98     136.45     11,525.53
   6             11,525.53      576.28    12,101.81     141.59     11,960.22
   7             11,960.22      598.01    12,558.23     146.93     12,411.30
   8             12,411.30      620.57    13,031.87     152.47     12,879.40
   9             12,879.40      643.97    13,523.37     158.22     13,365.15
   10            13,365.15      668.26    14,033.41     164.19     13,869.22
   --------------------------------------------------------------------------
   Cumulative                $5,688.98               $1,819.76

AB GLOBAL RISK ALLOCATION FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  556.70    $ 9,922.05
   2              9,922.05      496.10    10,418.15     137.52     10,280.63
   3             10,280.63      514.03    10,794.66     142.49     10,652.17
   4             10,652.17      532.61    11,184.78     147.64     11,037.14
   5             11,037.14      551.86    11,589.00     152.97     11,436.03
   6             11,436.03      571.80    12,007.83     158.50     11,849.33
   7             11,849.33      592.47    12,441.80     164.23     12,277.57
   8             12,277.57      613.88    12,891.45     170.17     12,721.28
   9             12,721.28      636.06    13,357.34     176.32     13,181.02
   10            13,181.02      659.05    13,840.07     182.69     13,657.38
   --------------------------------------------------------------------------
   Cumulative                $5,646.61               $1,989.23

AB SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  550.67    $ 9,928.08
   2              9,928.08      496.40    10,424.48     130.31     10,294.17
   3             10,294.17      514.71    10,808.88     135.11     10,673.77
   4             10,673.77      533.69    11,207.46     140.09     11,067.37
   5             11,067.37      553.37    11,620.74     145.26     11,475.48
   6             11,475.48      573.77    12,049.25     150.62     11,898.63
   7             11,898.63      594.93    12,493.56     156.17     12,337.39
   8             12,337.39      616.87    12,954.26     161.93     12,792.33
   9             12,792.33      639.62    13,431.95     167.90     13,264.05
   10            13,264.05      663.20    13,927.25     174.09     13,753.16
   --------------------------------------------------------------------------
   Cumulative                $5,665.31               $1,912.15

AB ALL MARKET INCOME PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  546.65    $ 9,932.10
   2              9,932.10      496.61    10,428.71     190.85     10,237.86
   3             10,237.86      511.89    10,749.75     196.72     10,553.03
   4             10,553.03      527.65    11,080.68     202.78     10,877.90
   5             10,877.90      543.90    11,421.80     209.02     11,212.78
   6             11,212.78      560.64    11,773.42     215.45     11,557.97
   7             11,557.97      577.90    12,135.87     222.09     11,913.78
   8             11,913.78      595.69    12,509.47     228.92     12,280.55
   9             12,280.55      614.03    12,894.58     235.97     12,658.61
   10            12,658.61      632.93    13,291.54     243.24     13,048.30
   --------------------------------------------------------------------------
   Cumulative                $5,539.99               $2,491.69

AB ASIA EX-JAPAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  565.75    $9,913.00
   2              9,913.00      495.65    10,408.65     897.23     9,511.42
   3              9,511.42      475.57     9,986.99     860.88     9,126.11
   4              9,126.11      456.31     9,582.42     826.00     8,756.42
   5              8,756.42      437.82     9,194.24     792.54     8,401.70
   6              8,401.70      420.09     8,821.79     760.44     8,061.35
   7              8,061.35      403.07     8,464.42     729.63     7,734.79
   8              7,734.79      386.74     8,121.53     700.08     7,421.45
   9              7,421.45      371.07     7,792.52     671.72     7,120.80
   10             7,120.80      356.04     7,476.84     644.50     6,832.34
   --------------------------------------------------------------------------
   Cumulative                $4,281.11               $7,448.77

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses before fee waiver as reflected under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus.

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVERS SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON A, B AND C SHARES AVAILABLE AT MERRILL LYNCH

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

..  Breakpoints as described in this prospectus.

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "SEC"):

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

              FUND                                   SEC FILE NO.
              ---------------------------------------------------
              AB Value Fund                           811-10221
              AB Discovery Value Fund                 811-10221
              AB Relative Value Fund                  811-00126
              AB Equity Income Fund                   811-07916
              AB Global Real Estate Investment Fund   811-07707
              AB International Value Fund             811-10221
              AB Core Opportunities Fund              811-09687
              AB Global Risk Allocation Fund          811-00134
              AB Small Cap Value Portfolio            811-01716
              AB All Market Income Portfolio          811-01716
              AB Asia ex-Japan Equity Portfolio       811-01716

                                                                  PRO-0103-0218

                                    [GRAPHIC]